As filed with the Securities and Exchange Commission on June 8, 2026
Securities Act File
No.
333-

Investment Company Act File
No. 811-10481

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form
N-2

(Check Appropriate Box or Boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.
and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 18

COHEN & STEERS
QUALITY INCOME REALTY FUND, INC.
(Exact name of Registrant as specified in Charter)

1166 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:
212-832-3232

Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas
New York, New York 10036
(Name and Address of Agent for Service)

Copies to:
Kenneth E. Burdon, Esq.
Simpson Thacher & Bartlett LLP
855 Boylston Street
Boston, Massachusetts 02116
(617)
778-9001

Approximate Date of Commencement of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☒
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

BASE PROSPECTUS
Dated June 8, 2026
$670,000,000
COHEN & STEERS QUALITY INCOME REALTY FUND, INC.
Common Stock
Subscription Rights to Purchase Common Stock
Investment Objectives
. Cohen & Steers Quality Income Realty Fund, Inc., a Maryland corporation (the “Fund”), is a diversified, closed-end
management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income through investment in real estate securities. Capital appreciation is a secondary investment objective. Under normal market conditions, at least 80% of the Fund’s total assets are invested in income-producing common stocks and other securities issued by real estate companies, such as real estate investment trusts.
The Fund was incorporated as a Maryland corporation on August 22, 2001, and commenced investment operations on February 28, 2002. An investment in the Fund is not appropriate for all investors.
We may offer, from time to time, in one or more offerings, our shares of common stock, par value $0.001 per share (“common shares”), and/or our subscription rights to purchase our common shares, which we refer to collectively as the “securities.” Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus (this “Prospectus” and each supplement thereto, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.
Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may offer subscription rights for common shares. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common shares issuable upon the exercise of each right and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities. Our common shares are listed on the New York Stock Exchange under the symbol “RQI.” On June 5, 2026, the last reported sale price of our common shares was $13.53. The net asset value of the Fund’s common shares at the close of business on June 5, 2026 was $13.52 per share.
Shares of
closed-end
funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.
Investing in the Fund’s securities involves risks. See “Principal Risks of the Fund” beginning on page 25 for factors that should be considered before investing in securities of the Fund.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This Prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This Prospectus, together with an applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, together with an applicable Prospectus Supplement, which contains important information about the Fund, before deciding whether to invest in the securities, and retain it for future reference. A Statement of Additional Information, dated June 8, 2026 (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the SAI on page 74 of this Prospectus. You may receive free of charge a copy of the SAI or the Fund’s annual and semi-annual reports to stockholders by visiting our website at www.cohenandsteers.com, by calling
800-330-7348,
or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). The SAI is only updated in connection with an offering and is therefore not available on the Fund’s website.
Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
You should rely only on the information contained or incorporated by reference in this Prospectus and any applicable Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus and any applicable Prospectus Supplement is accurate as of any date other than the date of this Prospectus or the date of the applicable Prospectus Supplement.
As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual stockholder reports will not be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866)
227-0757
to let the Fund know you wish to continue receiving paper copies of your stockholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

ii

iii

PROSPECTUS SUMMARY
This is only a summary. This summary may not contain all of the information that you should consider before investing in our securities. You should review the more detailed information contained in this prospectus (this “Prospectus”), including the section titled “Principal Risks of the Fund” beginning on page 25, the applicable Prospectus Supplement and the Statement of Additional Information, dated June 8, 2026 (the “SAI”).

The Fund
Cohen & Steers Quality Income Realty Fund, Inc. is a diversified, closed-end
management investment company. The Fund was incorporated as a Maryland corporation on August 22, 2001. Throughout this Prospectus, we refer to Cohen & Steers Quality Income Realty Fund, Inc. as the “Fund” or as “we.” See “The Fund.”

The Fund’s outstanding shares of common stock, par value $0.001 per share (“common shares”), are listed on the New York Stock Exchange (the “NYSE”) under the symbol “RQI.”

The Offering
We may offer, from time to time, in one or more offerings, our common shares, or our subscription rights to purchase our common shares, which we refer to collectively as the “securities.” The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per common share of the Fund will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts; however, transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value per common share of the Fund. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common shares issuable upon the exercise of each right and the other terms of such rights offering.

We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objectives and Policies
The Fund’s primary investment objective is high current income through investment in real estate securities. The Fund’s secondary objective is capital appreciation. Our investment objectives are considered fundamental and may not be changed without stockholder approval. See “Investment Objectives and Policies” in the Prospectus.

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of the Fund’s total assets in income-producing common stocks and other securities issued by real estate companies, such as real estate investment trusts

(“REITs”). Real estate securities include common stocks, preferred stocks, and other equity and debt securities issued by real estate companies, including REITs and similar REIT-like entities.

Private real estate investments are generally less liquid than public real estate investments and may involve complex investment structures. In addition, private real estate investments may have higher capital requirements, and transactions involving this asset class may be more complex than those of public real estate investments. Making private real estate investments involves a high degree of sophistication, and returns are subject to the skill and decision-making process of Cohen & Steers Capital Management, Inc. (the “Advisor”), as well as local, regional, and national market conditions. As is common in the real estate industry, many of the Fund’s investments in private real estate will be leveraged. For example, the Fund (through a REIT Subsidiary) expects to make investments in private real estate investments which obtain debt financing consisting of property level debt. Property level debt will be secured by the real estate owned through private real estate investment. Typically, these investments would solely own real estate assets and would borrow from a lender using the owned property as mortgage collateral. If one of the Fund’s investments were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the Fund or its subsidiaries. Such property level debt is generally not recourse to the Fund and the Fund will not treat these non-recourse
borrowings as senior securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the entity holding such property-level debt are consolidated with the Fund’s financial statements. See “Recourse Financings Risk.” The Fund intends to manage its investments to avoid treating such non-recourse
borrowings as senior securities, although there is no guarantee that the Fund will be successful in doing so, and failure to do so may impede the Fund’s ability to achieve its investment objective and decrease returns to stockholders. There is no guarantee that the Fund’s investments will be able to obtain mortgage loans on attractive terms or at all. In certain limited cases, property level debt may be recourse to the Fund. The Fund’s private real estate investments may also include direct or indirect interests in companies or properties with highly leveraged capital structures. The cumulative effect of the use of leverage by the Fund or the real estate investments in which the Fund invests could result in substantial losses, exceeding those that would have been incurred had leverage not been employed. Because of the leveraged nature of the Fund’s private real estate investments, the Fund’s economic exposure to these investments may be greater than the percentage of the Fund’s total assets invested in such investments.

A real estate company is defined as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to stockholders provided they distribute to their stockholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund seeks to use these REIT dividends in an effort to meet its primary objective of high current income through investment in real estate securities.

The Fund has a fundamental investment policy of concentrating its investments in the U.S. real estate industry and not in any other industry.

The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of the Fund’s total assets in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds”) or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of
BBB-
or higher by S&P Global Ratings (“S&P”), Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Advisor, are determined to be of equivalent quality. The Fund may invest up to 25% of its managed assets in foreign securities, including up to 15% of its assets in companies located in emerging market countries. The Fund will generally not invest more than 10% of the Fund’s total assets in the securities of one issuer.

The Fund may invest in mortgage- and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government
entities. Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government
issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.

The Fund may, but is not required to, use, without limit, various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Although the Advisor may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into (buy or sell) exchange-listed and over-the-counter
put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future.

The Fund is intended for investors seeking high current income and capital appreciation. It is not intended for those who wish to play short-term swings in the stock market.

Unless otherwise stated herein or in the SAI, the Fund’s investment policies are non-fundamental
policies and may be changed by the Board of Directors (the “Board” and each member of the Board individually a “Director”) without prior stockholder approval. Unless otherwise expressly stated in this Prospectus or the SAI, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated herein or in the SAI apply only at the time of investment and subsequent changes in value, ratings downgrades or changes in credit quality will not result in the Fund being required to dispose of any portfolio security.

No assurance can be given that the Fund will achieve its investment objectives. See “Investment Objectives and Policies” in the Prospectus.

Investment Adviser
Cohen & Steers Capital Management, Inc., a registered investment adviser, located at 1166 Avenue of the Americas, New York, New York 10036, is the investment adviser to the Fund. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose shares are listed on the NYSE under the symbol “CNS.”

The Advisor adheres to a
bottom-up,
relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Advisor utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net
asset value (“NAV”), cash flow multiple/growth ratios and a dividend discount model (“DDM”). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.

Leverage	As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or borrowings) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the borrowings outstanding and exceeds 200% of the amount of preferred shares and borrowings outstanding. The Fund currently uses leverage by borrowing from banks or other financial institutions. At March 31, 2026, the Fund had $710,000,000 in outstanding borrowings. As of March 31, 2026, the amount of leverage represented approximately 30.21% of the Fund’s managed assets.

The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes a segregated account with cash or other liquid assets or sets aside assets on the accounting records equal to the Fund’s obligations in respect of such techniques. See “Investment Objectives and Policies—Certain Investment Practices” in the Prospectus.

Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Principal Risks of the Fund—Special Risk Factors to Holders of Common Shares—Leverage Risk.”

The Fund may revise the amount and type of leverage it employs at any time and from time to time without notice to stockholders based on market conditions or other factors considered relevant by the Fund’s Board. If the Fund issues additional common shares pursuant to this Prospectus, the Fund intends to increase the amount of its borrowings. See “Summary of Fund Expenses.”

Indebtedness
Under applicable state law and the charter of the Fund (the “Charter”), we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities or other evidence of indebtedness and may secure any borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to the common shares and any preferred shares that may be outstanding. Interest on borrowings will be payable when due. If we do not pay interest when due, it will trigger an event of default and we expect that we would be restricted from declaring dividends and making other distributions with respect to our common shares and any preferred shares that may be outstanding.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions.

As of March 31, 2026, the Fund had outstanding borrowings of $710,000,000 at a rate of 4.4% on a revolving credit facility (the “Facility”) with BNP Paribas Prime Brokerage International Limited (“BNPP”). If the Fund issues additional common shares pursuant to this Prospectus, the Fund intends to increase the amount of its borrowings on the Facility; however, the Fund intends to maintain approximately the same leverage ratio following the offering of any common shares. See “Summary of Fund Expenses.”

Preferred Shares	The terms of any series of preferred stock that the Fund may issue in the future may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Fund’s Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue preferred stock. Any preferred stock issued by the Fund will pay distributions at a fixed or variable rate.

Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles (GAAP). Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to stockholders at least annually. Dividends and distributions to stockholders are recorded on the ex-dividend
date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the stockholder has elected to have them paid in cash.

The Fund has a managed distribution policy (the “Policy”) in accordance with exemptive relief issued by the Securities and Exchange Commission (the “SEC”). The Policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to stockholders. In accordance with the Policy, the Fund currently distributes $0.09 per common share on a monthly basis. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital.

The Fund may therefore pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time. These effects could have a negative impact on the price investors receive when they sell shares of the Fund.

The actual source of all distributions paid by the Fund, including net investment income, is subject to change and is not determined until after the end of the year. This is because the Fund invests primarily in REITs and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year – the Fund cannot provide a final determination of the source of distributions paid.

If the Fund does not generate sufficient earnings (dividends and interest income and realized net capital gain) equal to or in excess of the aggregate distributions paid by the Fund in a given year, then the amount distributed in excess of the Fund’s earnings would generally be deemed a return of capital to the extent of the stockholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. Since a return of capital is considered a return of a portion of a stockholder’s original investment, it is generally not taxable and is treated as a reduction in the stockholder’s tax basis, thereby increasing the stockholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares.

The Fund’s distributions for the past five fiscal years have not included a return of capital.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Policy. Distributions sourced from paid-in
capital should not be considered as the dividend yield or total return of an investment in the Fund. Stockholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from the Fund is net profit.

In accordance with the Policy, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. The Board may amend, terminate or suspend the Policy at any time, which could have an adverse effect on the effect of the market price of the Fund’s common shares.

Use of Proceeds
The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objectives and policies. The Advisor anticipates that the investment of the proceeds will be made as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Investment Objectives and Policies” in the Prospectus. Depending on market conditions and operations, a portion of the proceeds may be used to pay distributions. See “Use of Proceeds” in the Prospectus.

Exchange Listing
The Fund’s outstanding common shares have been listed and traded on the NYSE under the trading or “ticker” symbol “RQI” since February 28, 2002. See “Description of the Securities.” The Fund’s common shares have historically traded at both a premium and a discount to the Fund’s NAV. Since the Fund commenced trading on the NYSE, the Fund’s common shares have traded at a discount to NAV as high as (38.5)% and a premium as high as 17.1%. Any subscription rights issued in the future pursuant to a Prospectus Supplement by the Fund would also likely be listed on the NYSE.

Principal Risks of the Fund
The Fund is a diversified,
closed-end
management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

A summary of certain risks associated with an investment in the Fund is set forth below. It is not complete and you should read and consider carefully the more detailed list of risks described in “Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Fund’s annual report on Form
N-CSR
for the fiscal year ended December 31, 2025, filed with the SEC on March 6, 2026.
The Fund is subject to numerous risks including, but not limited to:

•
Risk of Market Price Discount From NAV
. Shares of
closed-end
investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities.

•
Investment Risk
. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Market Risk
. Your investment in common shares represents an indirect investment in the preferred securities, debt securities and other investments owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund may utilize leverage, which magnifies this risk. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Principal Risks of the Fund—Special Risk Factors to Holders of Common Shares—Leverage Risk.”

•
Real Estate Industry Risk
.
Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities. See “Principal Risks of the Fund—General Risks—Real Estate Industry Risk” in the Prospectus.

•
REIT and Real Estate Risks
.
A REIT is a company that primarily owns income producing real estate, real estate mortgages or mortgage related securities. REITs may concentrate their investments in specific geographic areas or in specific property types (
i.e.
hotels, shopping malls, residential complexes and office buildings). A REIT is not taxed on income distributed to stockholders if, among other things, it distributes to its stockholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher distributions than other types of companies. By investing in REITs indirectly through the Fund, a stockholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. Because REITs own and operate real estate and because they are unable to retain earnings, REITs are vulnerable to the risks affecting the real estate industry.

•
Interest Rate Risk
. The market value of fixed-income and dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of fixed-income and dividend-paying securities will increase as interest rates fall and decrease as interest rates rise. The magnitude of these fluctuations in the market price of fixed-income and dividend-paying securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest or dividend income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

In addition to the foregoing, the Fund is subject to general economic and market risks that could impact the Fund’s performance. Investors should read and consider carefully the more detailed risks described in “Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Fund’s annual report on Form
N-CSR
for the fiscal year ended December 31, 2025, filed with the SEC on March 6, 2026.

Management and Fees
For the services provided to the Fund, the Advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund pursuant to the investment advisory agreement between the Fund and the Advisor (the “Investment Management Agreement”). Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Because the investment advisory fees are based on a percentage of managed assets, which includes assets attributable to the Fund’s use of leverage, the Advisor may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Advisor, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Advisor’s potential conflict of interest by periodically reviewing the Fund’s performance and use of leverage.

The Advisor also provides certain administrative functions for the Fund pursuant to a separate administration agreement (the “Administration

Agreement”), for which the Advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund.

Additionally, State Street Bank and Trust Company (“State Street,” the “Custodian” or the
“Co-Administrator”),
located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the co-administrator
for the Fund. The Fund pays State Street fees for certain accounting and administrative services under an administration agreement.

See “Management of the Fund—Investment Advisory and Administrative Arrangements” in the Prospectus.

Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar
State Street acts as custodian.

Computershare Inc. (“Computershare”) acts as transfer agent, dividend disbursing agent and registrar for the Fund.

See “Custodian, Transfer Agent and Dividend Disbursing Agent and Registrar.”

USE OF PROCEEDS
The Advisor expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Advisor anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy.

SUMMARY OF FUND EXPENSES
The following table shows the Fund’s expenses, which are borne directly or indirectly by holders of the Fund’s common shares as a percentage of net assets attributable to common shares.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	0.18	% (1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	0.01	% (1)
Dividend Reinvestment Fees	None	(2)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.20	% (3)
Interest Payments on Borrowed Funds	2.07	% (4)
Other Expenses	0.18	% (5)

Total Annual Expenses	3.45%

(1)
Estimated maximum amount based on offering of $670 million in common shares. The estimates assume that no sales load or offering expenses would be paid by the Fund or stockholders on $550 million in offered common shares, and that a 1% sales load and $62,000 in common share offering expenses will be paid on $120 million in offered common shares. Actual sales loads and offering expenses may be higher or lower than these estimates and will be set forth in the Prospectus Supplement if applicable.

(2)	Stockholders participating in the Fund’s Reinvestment Plan generally do not incur any additional fees. See “Reinvestment Plan.”
(3)
The Advisor’s fee is a monthly fee computed at an annual rate of 0.85% of the Fund’s average daily managed assets. Consequently, since the Fund has borrowings outstanding, the investment management fee and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure.

(4)
Assumes the issuance of $670 million in common shares and borrowings from financial institutions representing 30.41% of managed assets at an annual interest expense to the Fund of 2.07%, which is based on the weighted average borrowing cost currently applicable under the Fund’s existing credit facility with BNPP and an assumption that if the Fund issues an additional $670 million in common shares it will increase the amount of its credit facility with BNPP from $710 million to $1.0 billion in order to maintain approximately the same leverage ratio following the offering of any common shares. The actual amount of interest expense borne by the Fund will vary over time. Interest expense is required to be treated as an expense of the Fund for accounting purposes.

(5)
“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances. The Fund and the Advisor have entered into the Administration Agreement and the Fund and State Street have entered into a co-administration
agreement (the
“Co-Administration
Agreement”). “Other Expenses” includes amounts paid to the Advisor under the Administration Agreement, which requires the Fund to pay the Advisor an amount equal to, on an annual basis, 0.06% of the Fund’s average daily managed assets, and amounts paid to State Street under the
Co-Administration
Agreement.

The purpose of the table above and the example below is to help you understand the various costs and expenses that you, as a stockholder, would bear directly or indirectly. For a more complete description of the various costs and expenses a stockholder would bear in connection with the issuance and ongoing maintenance of any preferred shares or notes issued by the Fund, see “Principal Risks of the Fund—Special Risks to Holders of Common Shares—Leverage Risk.”

The following example illustrates the expenses (including the maximum estimated sales load of $1.79 on common shares, and estimated offering expenses of $62,000 from the issuance of $670 million in common shares) that you would pay on each $1,000 investment in our common shares, assuming (1) total net annual expenses of 3.45% in years 1 through 10, (2) a 5% annual return and (3) that all dividends and distributions are reinvested at NAV.

	1 Year	3 Years	5 Years	10 Years
Total Expenses incurred	$36	$108	$181	$374

*
The example should not be considered a representation of future expenses. The example is based on total Annual Expenses shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND
The Fund is a diversified,
closed-end
management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on August 22, 2001, and commenced investment operations on February 28, 2002. The Fund’s principal office is located at 1166 Avenue of the Americas, New York, NY 10036.

INVESTMENT OBJECTIVES AND POLICIES
General
The Fund’s primary investment objective is high current income through investment in real estate securities. The Fund’s secondary objective is capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of the Fund’s total assets in income-producing common stocks and other securities issued by real estate companies, such as REITs. Real estate securities include common stocks, preferred stocks, and other equity and debt securities issued by real estate companies, including REITs and similar REIT-like entities.
The Fund may invest without limit in equity securities of REITs. A REIT in the U.S. is generally not taxed on income distributed to stockholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income (other than net capital gains) to such stockholders for each taxable year. REIT-like entities are also organized outside of the U.S. and have operations and receive tax treatment in their respective countries similar to that of U.S. REITs. The Fund may invest up to 25% of its managed assets in foreign securities, including up to 15% of its managed assets in companies located in emerging market countries. The Fund is permitted to invest in real estate companies (including REITs) of any market capitalization.
The Fund’s investments in securities of real estate companies may also include private real estate investments. Private real estate investments include debt or equity investments in private real estate operating companies that own or manage real estate, privately offered REITs, mortgages secured by commercial or residential real estate, securities issued by real estate companies prior to an initial public offering, private investments in public equity and joint ventures which invest in residential and commercial real estate. The Fund expects to invest directly or indirectly in certain real estate and real estate-related investments through one or more private, wholly owned REIT subsidiaries (each, a “REIT Subsidiary”). The Fund’s private real estate investments may consist of real estate joint ventures where the Fund (generally through a REIT Subsidiary) partners with a real estate operator. These investments may include retail, office, hotel, healthcare, multifamily residential, industrial and other properties. The Advisor believes that a REIT Subsidiary will allow it to access more attractive investment opportunities than would otherwise be the case.
Private real estate investments are generally less liquid than public real estate investments and may involve complex investment structures. In addition, private real estate investments may have higher capital requirements, and transactions involving this asset class may be more complex than those of public real estate investments. Making private real estate investments involves a high degree of sophistication, and returns are subject to the skill and decision-making process of the Advisor, as well as local, regional, and national market conditions. As is common in the real estate industry, many of the Fund’s investments in private real estate will be leveraged. For example, the Fund (through a REIT Subsidiary) expects to make investments in private real estate investments which obtain debt financing consisting of property level debt. Property level debt will be secured by the real estate owned through private real estate investment. Typically, these investments would solely own real estate assets and would borrow from a lender using the owned property as mortgage collateral. If one of the Fund’s investments were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the Fund or its subsidiaries. Such property level debt is generally not recourse to the Fund and the Fund will not treat these non-recourse
borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the entity holding such property-level debt are consolidated with the Fund’s financial statements. See “Principal Risks of the Fund—General Risks—Recourse Financings Risk.” The Fund intends to manage its investments to avoid treating such non-recourse
borrowings as senior securities, although there is no guarantee that the Fund will be successful in doing so, and failure to do so may impede the Fund’s ability to achieve its investment objective and decrease returns to stockholders. There is no guarantee that the Fund’s investments will be able to obtain mortgage loans on attractive terms or at all. In certain limited cases, property level debt may be recourse to the Fund. The Fund’s private real estate investments may also include direct or indirect interests in companies or properties with highly leveraged capital structures. The cumulative effect of the use of leverage by the Fund or the real estate investments in which the Fund invests could result in substantial losses, exceeding those that would have been incurred had leverage not been employed. Because of the leveraged nature of the Fund’s private real estate investments, the Fund’s economic exposure to these investments may be greater than the percentage of the Fund’s total assets invested in such investments.
The Fund has a fundamental investment policy of concentrating its investments in the U.S. real estate industry and not in any other industry.
The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of the Fund’s total assets in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds”) or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of
BBB-
or higher by S&P, Baa3 or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Advisor, are determined to be of equivalent quality. The Fund may invest up to 25% of its managed assets in foreign securities, including up to 15% of its assets in companies located in emerging market countries. The Fund will generally not invest more than 10% of the Fund’s total assets in the securities of one issuer.
The Fund may invest in mortgage- and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government
entities. Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government
issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.
The Fund may, but is not required to, use, without limit, various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Although the Advisor may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into (buy or sell) exchange-listed and over-the-counter
put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future.
No assurances can be given that the Fund’s objectives will be achieved. The Fund’s investment objectives and policy of concentrating investments in the U.S. real estate industry are fundamental policies and may not be changed without stockholder approval. Except as expressly stated in the Prospectus or SAI, none of the Fund’s other policies are fundamental, and each may be modified by the Board without stockholder approval. The percentage and ratings or credit quality limitations stated herein and in the SAI apply only at the time of investment and are not considered violated as a result of subsequent changes to the value, or downgrades to the ratings or changes in credit quality, of the Fund’s portfolio investments, and will not result in the Fund being required to dispose of any portfolio security.
The Advisor is a registered investment adviser, located at 1166 Avenue of the Americas, New York, New York 10036, and is the investment adviser to the Fund.

Principal Investment Strategies
The Advisor adheres to a
bottom-up,
relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Advisor utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-NAV,
cash flow multiple/growth ratios and a DDM. Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.
Certain Investment Practices
Real Estate Companies
.
For purposes of the Fund’s investment policies, a real estate company is one that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

•	has at least 50% of its assets invested in such real estate.
The equity securities in which the Fund invests consist of:

•	common stocks;

•	preferred stocks;

•	rights or warrants to purchase common and preferred stocks; and

•	securities convertible into common and preferred stocks where the conversion feature represents, in the Advisor’s view, a significant element of the securities’ value.
Real Estate Investment Trusts
.
REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The Fund may invest without limit in shares of REITs. A REIT in the U.S. is generally not taxed on income distributed to stockholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income (other than net capital gains) to such stockholders for each taxable year. As a result, U.S. REITs tend to pay relatively higher dividends than other types of companies. Dividends paid by U.S. REITs will not be eligible for the dividends-received deduction and are generally not considered qualified dividend income eligible for reduced rates of taxation for U.S. federal income tax purposes, but may be considered to be “qualified REIT dividends” eligible for a 20% deduction for non-corporate
taxpayers. See “Taxation” in this Prospectus and “Taxation” in the SAI.
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Common Stock.
Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Preferred Stocks
.
The Fund may invest in preferred stocks. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that a company must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred stockholders must be fully repaid on their investments before common stockholders can receive any money from the company. Preferred stockholders, however, usually have no right to vote for a company’s directors or on other corporate matters.
Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.
There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Advisor also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
Foreign
(Non-U.S.)
Real Estate Companies.
The Fund is permitted to invest in global real estate companies, including those located outside the United States. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, and dividend distributions as a percentage of taxable net income are high (generally greater than 80%).
Convertible Securities.
A convertible security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time and to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The fixed income or dividend component of a convertible security is referred to as the security’s “investment value.”
A convertible security’s position in a company’s capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of others and are senior to the claims of stockholders.
To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s investment objectives.
Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security which affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long-term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment, companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.
Debt Securities
.
The Fund may invest in debt securities issued by real estate companies, including REITs, and other types of issuers. The Fund’s investments in debt securities may include investments in convertible debt securities, convertible preferred securities, corporate debt securities issued by domestic and
non-U.S.
corporations and government debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or a
non-U.S.
government or its agencies or instrumentalities, such as mortgage debt securities.
Below Investment Grade Securities.
The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be below investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example, below Baa3 or
BBB-
by Moody’s or S&P) or, if unrated, are judged to be below investment grade by the Advisor. Although a company’s senior debt rating may be, for example,
BBB-,
an underlying security issued by such company in which the Fund invests may have a lower rating. The Fund does not invest in securities that are in default at the time of purchase. See Appendix A to the SAI for a description of certain ratings.
Warrants and Rights.
The Fund may invest in warrants and rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Advisor for inclusion in the Fund’s portfolio.
Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.
Options
.
The Fund may sell (write) put or call options on an index or a security with the intention of earning option premiums in order to enhance current income. Generally, an option on a security gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index, and certain options on securities, give the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index or security, as applicable, and the exercise price of the option. The Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying this option.
Leverage.
As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with the SEC staff guidelines, which may permit the Fund to obtain leverage at attractive rates. The use of leverage magnifies the impact of changes in NAV. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage
so as to maintain required asset coverage amounts or comply with any mandatory redemption terms of any outstanding preferred shares. See “Principal Risks of the Fund—Special Risks to Holders of Common Shares—Leverage Risk.”
Derivatives
The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument including, without limitation, various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions, such as foreign currency forward contracts, futures contracts, options, swaps and other similar transactions in connection with its investments in securities of non-U.S.
companies. The Fund may, but is not required to, use, without limit, derivatives to seek to generate return, facilitate portfolio management and mitigate risks. The Fund’s primary use of derivative contracts will, however, be to enter into interest rate hedging transactions in order to reduce the interest rate risk inherent in the Fund’s investments, and foreign currency hedging transactions in order to reduce foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund may purchase at a later date). Derivative instruments, or “derivatives,” include instruments and contracts that are derived from and are valued in relation to one or more underlying interest rates, currencies, securities, financial benchmarks or indexes and include, without limitation, swap agreements (including credit default swaps), futures contracts, forward contracts, options on futures or forward contracts, listed or over-the-counter
(“OTC”) put or call options on, or linked to the value of, any security, index or basket of securities, commodity or index or basket of commodities or other reference asset , and structured investments. Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Derivatives typically allow an investor to hedge or speculate upon the price movements of a particular interest rate, currency, security, financial benchmark or index at a fraction of the cost of acquiring or borrowing the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset.
An interest rate swap involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.
A foreign currency forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date that is individually negotiated and privately traded by currency traders and their customers. A foreign currency futures contract is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency that acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” The Fund may also conduct its foreign currency exchange transactions on a spot (
i.e.
, cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.
Forward Foreign Currency Exchange Contracts
In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), the Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures) and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below. The Fund also may enter into options on currency futures contracts and is not limited to entering into currency transactions for hedging purposes. The Fund may also conduct its foreign currency exchange transactions on a spot (
i.e.
, cash) basis at the spot rate prevailing in the foreign currency exchange market.
A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date that is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a notional amount in one currency for principal and interest payments on a notional amount in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency that acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” Because in connection with the Fund’s foreign currency transactions an amount of that Fund’s assets equal to the amount of that Fund’s current commitment will be segregated to be used to pay for the commitment, the Fund expects to have cash or other liquid assets available that are sufficient to cover any commitments under these transactions. The segregated assets will be marked-to-market on
a daily basis.
The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.
The Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the CFTC. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.
Credit Facility
The Fund currently has entered into the Facility with BNPP. As of December 31, 2025, the Fund had outstanding borrowings of $710,000,000 under the Facility at a rate of 4.60%. If the Fund issues additional common shares pursuant to this Prospectus, the Fund intends to increase the amount of its borrowings on the Facility; however, the Fund intends to maintain approximately the same leverage ratio following the offering of any common shares. See “Summary of Fund Expenses.”
Under the terms of the agreement with BNPP, the Fund pays a monthly financing charge based on Secured Overnight Financing Rate (SOFR)-based variable rates. The commitment amount of the credit agreement is $860,000,000. The Fund also pays a fee of 0.45% per annum on the unused portion of the Facility when less than 80% of the commitment amount is outstanding. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. The Facility does not have a set termination date, but can be terminated by the Fund upon

360 days’ notice or by BNPP if the Fund violates certain conditions. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the Facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the Facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.
In the event the Facility is terminated or no longer is available to us on acceptable terms, there is no guarantee that an alternative facility will be available to us on acceptable terms or at all. Furthermore, it is possible that the amount of leverage available to us under any such credit facility may be limited due to other amounts borrowed by other funds for which the Advisor provides investment management or investment advisory services. As a result, it is possible that we may be restricted from borrowing when we would otherwise like to borrow, even though we have a credit facility in place. The following sets forth certain additional considerations in respect of our borrowings:

•
Limitations.
Borrowings by us are subject to certain limitations under the 1940 Act described above, including the amount of asset coverage required. In addition, agreements we enter related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act, including asset coverage and portfolio composition requirements.

•
Distribution Preference
. A lender’s rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a stockholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to stockholders, in some circumstances. See “Principal Risks of the Fund—Special Risks to Holders of Common Shares—Leverage Risk.”

•
Voting Rights
. In certain circumstances, the 1940 Act grants our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our tax treatment as a regulated investment company (“RIC”) under the Code, we, subject to our ability to obtain funding by liquidating our assets or otherwise, intend to repay our borrowings.

Investment Restrictions.
The Fund has adopted certain fundamental investments policies designed to limit investment risk and maintain portfolio diversification. See “Investment Restrictions” in the SAI for a list of certain fundamental policies of the Fund. Fundamental policies may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund.
Except as expressly stated in the Prospectus or SAI, none of the Fund’s policies (including with respect to the interest rate transactions described under the heading “Interest Rate Transactions”) is fundamental, and may be modified by the Board without stockholder approval.
Securities Lending
. The Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Other Investment Companies
. The Fund may invest in securities of other investment companies, including open-end
funds,
closed-end
funds or ETFs, to the extent permitted under Section 12(d)(1) of the 1940 Act, and the rules promulgated thereunder, or any exemption granted to the Fund under the 1940 Act. The Fund also may invest in other funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, stockholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The securities of other funds may also be leveraged and will therefore be subject to similar leverage risks to which the Fund is subject. The NAV and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other funds may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other funds, the Fund will be dependent upon the investment and research abilities of persons other than the Advisor.
Restricted and Illiquid Securities.
The Fund may invest without limit in restricted and illiquid securities. Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the Fund’s investment limitations, if applicable. The Board has delegated to the Advisor the day-to-day
determination of the illiquidity of any security held by the Fund, although they have retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Advisor will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.
Other Investments.
The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, are invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper.
Portfolio Turnover.
The Fund will buy and sell securities to accomplish its investment objectives. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.
Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax
return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to stockholders.

For the fiscal years ended December 31, 2025, 2024 and 2023, the portfolio turnover rate of the Fund was 31%, 30% and 20%, respectively. The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.
Temporary Defensive Investments.
Upon the Advisor’s recommendation, during periods of unusual adverse market condition and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents, without regard to whether the issuer is a real estate company. In such a case, the Fund may not pursue or achieve its investment objectives.
Further information on the investment objectives and policies of the Fund is set forth in the SAI.

PRINCIPAL RISKS OF THE FUND
The Fund is a
diversified, closed-end management
investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Investing in the Fund’s securities involves a high degree of risk. Before investing in the Fund’s securities, you should be aware of various risks, including those described in the Fund’s annual report on
Form N-CSR for
the year ended December 31, 2025, the risk factors described under the caption “Principal Risks of the Fund” in any applicable Prospectus Supplement, any risk factors set forth in the Fund’s other filings with the SEC, pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and those described below. Investors should carefully consider such risk factors, together with all of the other information included or incorporated by reference in this Prospectus, before deciding whether to make an investment in the Fund’s securities. The risks set forth below are not the only risks the Fund faces. If any of the adverse events or conditions described below occurs, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV, and the trading price of the Fund’s common shares could decline and you may lose all or part of your investment. Investors should also carefully review the cautionary statement in this Prospectus referred to under “Special Note Regarding Forward-Looking Statements” below. See also “Incorporation by Reference” in this Prospectus.
Investors should consider the following risk factors and special considerations associated with investing in the Fund:
General Risks
Risk of Market Price Discount from NAV.
 Shares
of closed-end investment
companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.
Investment Risk
. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
.
Your investment in common shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Real Estate Industry Risk
.
The Fund will not invest in real estate directly, but will invest in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	changes in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;

•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants;
•	changes in interest rates;
•	falling home prices;
•	failure of borrowers to pay their loans;
•	early payment or restructuring of mortgage loans;
•	slower mortgage origination; and
•	rising construction costs.
Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.
REIT Risk
.
In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Real Estate Cycle Risks.
Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.
The value of real estate and securities associated with real estate may decline significantly in connection with adverse economic conditions, disruptions in the financial and credit markets, or other macroeconomic events. For example, during the financial crisis and recession of 2007-2009, a disruption in the financial and credit markets originating in the sub-prime
mortgage sector led to dramatic declines in the values of real estate and real estate-related securities, with severe consequences for the broader economy. More recently, rising interest rates, persistent inflation, tightening monetary policy, regional banking instability, and reduced credit availability have contributed to declines in real estate valuations, increased cap rates, and diminished transaction volumes. These and similar factors can create a highly volatile and uncertain business environment for investment companies, such as the Fund, and the REITs in which it invests, that focus their investments in real estate and real estate-related securities, and can significantly increase the risk of making investments in investment companies such as the Fund. These risks include, but are not limited to, diminished income or operating losses; decreased asset values and impaired financial and mandatory operating ratios; losses of principal and interest on existing loans as a result of borrowers’ inability to make such payments at all or to make such payments in a timely manner; loss of future revenues from a downturn in the volume of loan originations, securitizations, and other directly and indirectly related business activity; a loss of collateral value; and a slowdown in the housing and related industries and in the economy generally. These factors and others may result in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards, reduced liquidity, and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets.
These risks could also adversely affect the broader economy, which in turn could adversely affect the real estate markets. Any such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market, thereby reducing the Fund’s investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Fund and reduce the value of the underlying properties.

Property Type Risks.
Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of the Fund’s portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example:

•
REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes: The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates.

•
REITs that own hotels and resorts: These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and economic downturns could have a disproportionately negative impact on hospitality REITs.

•
REITs that own, manage and operate shopping centers or other retail properties: The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

•
REITs that own, manage and operate rental housing such as apartment buildings: Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

•	REITs that focus on investing in warehouse and industrial properties: The values of these properties may be adversely affected by changing patterns of global or regional trade.
•
REITs that own or operate office buildings: These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

•
REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants: The value of these properties will vary with the financial strength or business prospects of their tenants.

•
REITs that own, manage and operate other types of specialized real estate, including self-storage facilities, manufactured homes and entertainment related facilities: The values of these properties are affected by changes in consumer preferences and general economic conditions.

Mortgage REIT Risks.
Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mortgage REIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.
Private Real Estate Risk.
The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.
The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding. Furthermore, dealing with a tenant’s bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs.

The Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the private real estate investment is unable to re-let
or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting
are significantly lower than expected, or if the investment’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions.
The Fund may rely on third-party property managers, operating partners, or sponsors to manage the day-to-day
operations of its real estate investments. The Fund’s ability to direct or influence the management of a particular property may be limited. Poor management decisions, fraud, or the failure of a property manager to maintain a property in good condition could adversely affect occupancy levels, rental income, and the value of the Fund’s investment.
The Fund may obtain only limited warranties when it purchases an equity investment in private commercial real estate. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.
The Fund’s investments in private real estate are expected to be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Private real estate investments typically cannot be sold quickly, exit timing is uncertain, and there is no established secondary market for many of these interests. The Fund may need to sell such investments at a significant discount to their appraised or carrying value in order to generate liquidity, particularly during periods of market stress or dislocation. Investors should be aware that the illiquid nature of these investments may limit the Fund’s ability to rebalance its portfolio, respond to changing market conditions, or fund redemption requests in a timely manner.
REIT Subsidiary Risk
. Investments in a REIT Subsidiary are subject to risks associated with the direct ownership of real estate. A REIT Subsidiary, and therefore the Fund, may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by a REIT Subsidiary or securing any mortgages owned by a REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or issues related to the particular property). If a REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry. Each REIT Subsidiary will be wholly-owned (except for its preferred stockholders) by the Fund.
Restrictions under the Code applicable to regulated investment companies such as the Fund can limit investments in private real estate, or cause such investments to be structured in a less tax-advantaged
manner. Each REIT Subsidiary will not be diversified and will be subject to heavy cash flow dependency, possible lack of availability of financing, changes in interest rates, prepayment and defaults by borrowers, self-liquidation, adverse economic conditions, adverse changes in tax laws, and the possibility of failing to maintain an exemption under the 1940 Act. Any rental income or income from the disposition of real estate could adversely affect a REIT Subsidiary’s ability to retain its tax status, which would have adverse tax consequences. Each REIT Subsidiary is subject to the risk that it will need to liquidate a holding at an economically inopportune time.
By investing through a REIT Subsidiary, the Fund bears the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.
To the extent a REIT Subsidiary holds mortgages, it will be subject to the following risks: (1) during periods of declining interest rates, mortgagors may be inclined to prepay their mortgages, which prepayment may diminish the yield on securities issued by the REIT Subsidiary; and (2) when interest rates rise, the value of the REIT Subsidiary’s investment in fixed rate obligations can be expected to decline.

A REIT Subsidiary may have limited diversification because it may invest in a limited number of properties, a narrow geographic area, or a single type of property. The private real estate investments owned by a REIT Subsidiary will not be traded on a national securities exchange and an investment therein is, therefore, illiquid. These investments are also more difficult to value than publicly traded real estate investments.
A REIT Subsidiary, and therefore the Fund, will be affected by changes in the value of the underlying real property, fluctuations in the demand for real estate, defaults by tenants, and decreases in market rates for rent. To the extent it invests in mortgages or otherwise derives income from the collection of interest payments, a REIT Subsidiary may be affected by the quality of credit extended, prepayments and defaults by borrowers, and changes in market interest rates, and may be more susceptible to interest rate risk.
Each REIT Subsidiary likely will depend on its ability to generate cash flow to make distributions to the Fund. The Fund’s investments in a REIT Subsidiary could cause the Fund to recognize income in excess of cash received from those investments and, as a result, the Fund may be required to sell portfolio investments, including when it is not advantageous to do so, in order to make distributions. By investing in a REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s investments. A REIT Subsidiary may invest in real estate and real estate-related investments through wholly-owned special purpose companies. Because each REIT Subsidiary will not be registered under the 1940 Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections afforded to investors in registered investment companies. Changes in the laws of the United States, under which the Fund and a REIT Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or a REIT Subsidiary to operate as intended and could negatively affect the Fund and its stockholders. Ownership of and investment through a REIT Subsidiary by a closed-end
management investment company is a relatively novel investment strategy. Differences between the statutory and regulatory regimes applicable to a management investment company and a REIT present additional challenges and risks with regard to a REIT Subsidiary’s qualification as a REIT under the Code, which could result in the REIT Subsidiary and the Fund having additional tax liability, and reduce the Fund’s current income.
A REIT Subsidiary could default on its obligations or go bankrupt. Each REIT Subsidiary will be operated as a separate company and will observe its own corporate formalities (i.e., it will maintain its own separate books and records and execute agreements in its own name and on its own behalf). Accordingly, creditors and other claimants should only be able to look to the REIT Subsidiary and its assets for settlement of their claims against the REIT Subsidiary. Creditors and other claimants against the REIT Subsidiary will not have general recourse against the Fund unless the Fund guarantees the debt or obligations of the REIT Subsidiary. See “Principal Risks of the Fund—General Risks—Recourse Financings Risk.” Each REIT Subsidiary is responsible for its own legal costs in defending against any such claims, but those legal costs may diminish its returns, and thus ultimately diminish returns to Fund stockholders. Although each REIT Subsidiary will be organized so that it is generally responsible for its own debts and obligations, there is no guarantee that creditors and other claimants against the REIT Subsidiary will not try to reach the assets of the Fund, even where there is no legal basis for recourse to the Fund’s assets. The Fund intends to dispute any such claims, but to the extent it does so it may incur legal costs that will diminish its returns to stockholders.
The REIT Subsidiary may use derivatives for speculative or hedging purposes and non-hedging
purposes (that is, to seek to increase total return). The REIT Subsidiary may incur leverage for investment or other purposes, which may increase its volatility. The REIT Subsidiary may invest without limitation in restricted and illiquid investments and equity securities without limitation as to market capitalization, including micro-cap
companies, the prices of which may be subject to erratic market movements.
Other Real Estate Risks.
REITs and real estate companies are subject to risks associated with the ownership of real estate, including possible adverse changes in zoning laws, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected (which may lead to reinvestment of assets at lower prevailing interest rates), the risk of casualty or condemnation losses and terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the market disruptions described herein), the structural shifts in demand for certain property types. Some REITs and real estate companies may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate company could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or a real estate company holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by publicly traded REITs generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments. REITs are exposed to special risks which affect real estate ownership and operations. For example:

•	REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.
•
Environmental laws may make REITs responsible for cleanup costs at properties owned by the REITs even if the environmental damage was not caused by the REITs. For example, in connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a REIT or real estate company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of the REIT or real estate company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

•
Property taxes and property insurance costs may increase materially from time-to-time
in some geographic areas and for certain property types. If REITs are unable to pass through such costs increases to their tenants, these increases may result in reduced income and reduced valuations for affected properties and their REIT owners in which the Fund invests.

Ownership Limitation Risk.
REITs are subject to the restriction that no more than 50% of the value of the REIT’s outstanding shares may be owned, beneficially or constructively, by five or fewer individuals at any time during the last half of each taxable year, other than the first year for which the REIT elects to be treated as a REIT. As a result of this restriction, the charters of most REITs contain ownership limitations that prohibit any shareholder from beneficially or constructively owning more than a certain percentage of the value of the outstanding shares of the REIT. There can be no assurance that these ownership limitations will prevent the REIT from violating the five-or-fewer
restriction. Further, these ownership limitations may adversely affect our or a stockholder’s ability to invest in REITs.
Size Risks.
 REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect the Fund’s financial performance, especially if the Fund purchases or sells large amounts of an individual security within a short time. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter
and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.
Credit Risk.
 REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively.
Tax and Regulatory Risks.
REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Alternatively, a REIT’s attempted compliance with the REIT requirements under the Code could adversely affect such REIT’s ability to execute its business plan. REITs could also possibly fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Common Stock Risk
.
The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Preferred Securities Risk
.
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; special redemption rights and regulatory risk.
Deferral and Omission Risk
. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.
Credit and Subordination Risk.
Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Interest Rate Risk
. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. Interest rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that domestic or global economic policies will change). Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.
Prepayment and Extension Risk
. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.
Call, Reinvestment and Income Risk
. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.
Liquidity Risk.
Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. During periods of high volatility, the Fund may experience increased redemptions, requiring it to liquidate securities when it is difficult to do so.
Limited Voting Rights Risk
. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.
Special Redemption Rights
. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund. See “Call, Reinvestment and Income Risk” above and “Legal, Tax and Regulatory Risks” below.
New Types of Securities.
From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
Dividend Paying Equity Securities Risk
.
Dividends on common equity securities which the Fund holds are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.
The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.
Foreign
(Non-U.S.)
Securities Risk.
Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:
•	future foreign economic, financial, political and social developments;
•	different legal systems;
•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;
•	less governmental supervision;
•	regulation changes;
•	less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;
•	high and volatile rates of inflation;
•	foreign currency devaluation;
•	fluctuating interest rates; and
•	different accounting, auditing and financial record-keeping standards and requirements.
Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;
•	confiscatory taxation;
•	difficulty in obtaining or enforcing a court judgment;
•	economic, political or social instability; and
•	diplomatic developments that could affect investments in those countries.
In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:
•	growth of gross domestic product;
•	rates of inflation;
•	capital reinvestment;
•	resources;
•	self-sufficiency; and
•	balance of payments position.
To the extent the Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce the Fund’s return on those securities.

Certain
non-U.S.
real estate companies in which the Fund invests may constitute “passive foreign investment companies.” See “Taxation” in the SAI. This may subject the Fund to U.S. federal tax and interest charges, or may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements or otherwise qualify for tax treatment as a RIC.
Debt Securities Risk
.
Debt securities may decline in value when interest rates rise or when an issuer fails to pay or is perceived to be in a less than favorable position to pay interest and principal. High yield securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent it is invested in high yield securities be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on high yield securities will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.
The secondary markets in which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily NAV of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
It is reasonable to expect that any adverse economic conditions could disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.
Lower-Rated Securities Risk.
The Fund may invest in lower-rated securities, including securities rated below investment grade. Lower-rated securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve the Fund’s investment objectives may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund does not invest in securities which are in default at the time of purchase. A security will be considered to be investment grade if, at the time of investment, such security has a rating of
“BBB-”
or higher by S&P, “Baa3” or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Advisor to be of comparable quality.
Lower-rated securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the common shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and pay interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.
Warrants and Rights Risk
.
If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.
Options Risk.
Gains on options transactions depend on the Advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.
Convertible Securities Risk.
Convertible securities generally offer lower interest or dividend yields than non-convertible
securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.
Distribution Risk for Equity Income Securities.
 In selecting equity income securities in which the Fund will invest, the Advisor will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.
Dividend-producing equity income securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.”

The Fund’s investments in dividend-producing equity income securities may also limit its potential for appreciation during a broad market advance.
The prices of dividend-producing equity income securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity income securities, when markets perform poorly.
Fixed Income Securities Risks
.
Fixed income securities in which the Fund may invest are generally subject to the following risks:

•
Interest Rate Risk.
The market value of bonds and other fixed-income or dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income- or dividend-paying securities will increase as interest rates fall and decrease as interest rates rise.

The magnitude of these fluctuations in the market price of bonds and other income- or dividend-paying securities is generally greater for those securities with longer maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. There is a possibility that interest rates may rise, which would likely drive down the prices of income- or dividend-paying securities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other income- or dividend-paying securities, government-guaranteed securities will fluctuate in value when interest rates change.
The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of income- or dividend-paying securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.
The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund’s common shares.

•
Issuer Risk
. Issuer risk is the risk that the value of an income- or dividend-paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

•
Credit Risk
. Credit risk is the risk that one or more income- or dividend-paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “—Lower-Rated Securities Risk.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•
Prepayment Risk
. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income- or dividend-paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

•
Reinvestment Risk
. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

•
Duration and Maturity Risk
. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Advisor may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Advisor deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration may be a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

U.S. Government Securities and Credit Rating Downgrade Risk.
The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.
The events surrounding negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objectives. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both shares and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. On August 1, 2023, Fitch Ratings lowered its long-term rating on U.S. sovereign debt to “AA+” from “AAA,” citing governance concerns, among other things. On May 16, 2025, Moody’s downgraded its long-term ratings on the U.S. as an issuer and its senior unsecured debt to “Aa1” from “Aaa.” Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Advisor cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Advisor monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
Restricted and Illiquid Securities Risk.
Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.
Derivatives Transactions Risk.
The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, non-standardized
derivatives transactions are generally less liquid than exchange-traded instruments. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which once reached, would prevent the liquidation of open positions. If it is not possible to close an open derivative position entered into by the Fund, the Fund may be required to make cash payments of variation (or mark-to-market)
margin and, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used.
Derivatives transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.
The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience losses if it were unable to liquidate a derivative position because of an illiquid secondary market. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized
derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market)
margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.
Successful use of derivatives transactions also is subject to the ability of the Advisor to correctly predict movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used (and a loss on a derivatives transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.
The Fund may enter into swap, cap or other transactions to attempt to protect itself from increasing interest or dividend expenses resulting from increasing short-term interest rates on any leverage it incurs or increasing interest rates on securities held in its portfolio. A decline in interest rates may result in a decline in the value of the transaction, which may result in a decline in the NAV of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the NAV of the Fund. Depending on the state of interest rates in general, the use of interest rate hedging transactions could enhance or harm the overall performance of the common shares.
In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund’s success in these transactions will depend principally on the ability of the Advisor to predict accurately future foreign currency exchange rates.
The Fund’s investments in forward currency contracts and interest rate swaps would subject the Fund to risks specific to derivatives transactions, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Furthermore, the ability to successfully use derivative instruments depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of derivative instruments for hedging, currency or interest rate management, or other purposes may result in losses greater than if they had not been used.
Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.
Derivatives transactions are also subject to regulatory risk. Regulators in the U.S., the European Union (“EU”), the United Kingdom (“UK”) and certain other jurisdictions have adopted and continue to implement legislative and regulatory reforms that have resulted in enhanced regulation of the derivatives markets, including clearing, margin, capital and reporting requirements. For example, such rules require certain derivatives transactions, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. In addition, regulators in the U.S., EU, the UK and certain other jurisdictions have adopted mandatory minimum margin requirements for uncleared derivatives, which impose minimum margin requirements on derivatives transactions between the Fund and its derivative counterparties and may increase the amount of margin the Fund is required to provide (and the costs associated with providing it). These rules also impose regulatory requirements on the types of collateral that may be provided and the timing of transferring margin, among other things. Such regulations have had a material impact on the Fund’s use of certain uncleared derivatives.
The SEC adopted Rule
18f-4
under the 1940 Act (“Rule
18f-4”)
relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions). The Fund may be required to apply a value-at-risk
based limit to its use of derivative instruments and financing transactions, adopt and implement a derivatives risk management program, and comply with other requirements under Rule
18f-4.
Some types of cleared derivatives are required to be (or are capable of being) executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
Regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the U.S., the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU or the UK, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). In addition, regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out
and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily (or permanently) unable to exercise certain default rights, and the QFC may be transferred to another entity.
Legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, may impact credit and counterparty risks, and may cause uncertainty in the markets for a variety of derivative instruments, any or all of which could adversely affect the value or performance of the Fund. While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.
The Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund. Derivatives may be purchased and cleared on established exchanges and clearinghouses or, as described herein, through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing house which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist.
In a transaction that is centrally cleared, the Fund’s counterparty is a clearinghouse so the Fund is subject to the credit risk of the clearinghouse and the member of the clearinghouse (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearinghouses, and increasingly fewer clearing members. It is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. In addition, if a clearing member does not comply with applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Each party to a derivative transaction bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Among other trading agreements, the Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern OTC derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow the Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting
party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws (such as those described above) impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results. Subject to applicable law, there is no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and other types of derivatives, and the value of the Fund’s derivative transactions may equal or exceed 100% of that Fund’s total assets.
The Advisor is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”), however, with respect to the Fund, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, the Advisor (with respect to the Fund) is not subject to registration or regulation as a “commodity pool operator” under the Commodity Exchange Act. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the Commodity Exchange Act (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not (or are no longer expected to be) within the thresholds set forth in the exclusion, the Advisor may be required to register as a CPO with respect to the Fund. The Advisor’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.
Potential Conflicts of Interest Risk
. The Advisor and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their other clients may conflict with those of the Fund. The Advisor and its affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Advisor and its affiliates intend to engage in such activities and receive compensation from third parties for their services. Neither the Advisor nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, other accounts of the Advisor and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Advisor or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Advisor or its affiliates achieve profits. The investment professionals associated with the Advisor are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Advisor and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Advisor and its affiliates in a fair and equitable manner. The Fund depends to a significant extent on the Advisor’s access to the investment professionals and senior management of the Advisor and the information and deal flow generated by the Advisor’s investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Advisor source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Advisor.
The Advisor will not cause the Fund to engage in certain negotiated investments alongside affiliates unless the Fund has received an order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action
letters or other available guidance. A private real estate investment may be owned by multiple CNS funds, including the Fund. The Advisor believes that having multiple funds invest in a single private real estate investment may result in economies of scale for stockholders as expenses will be shared across a larger asset base. However, investing alongside other CNS funds involves certain risks. Although any funds investing in the same private real estate investment will have similar investment strategies with respect to private real estate investments and therefore are likely to be aligned with respect to their acquisition, holding and disposition of the investment, it is possible that the strategies of one fund might change to the extent that it no longer wishes to invest in the investment. In such a case, its ability to dispose of its interest in the private real estate investment will be limited. Similarly, it is possible that the other fund owners of the investment may wish to dispose of their interest in the investment, potentially necessitating a sale of the investment at a time or price that the Fund believes is disadvantageous.
Real Estate Joint Venture Risk.
The Fund through a REIT Subsidiary may enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership
arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

•	the real estate joint venture partner in an investment could become insolvent or bankrupt;
•	fraud or other misconduct by the real estate joint venture partner;

•
the joint venture partner will typically have
day-to-day
control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, will typically be limited. These factors may prevent the Fund from taking actions that are opposed by its real estate joint venture partner;

•
under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct certain activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;

•
the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

•	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;
•
the Fund will typically rely upon its real estate joint venture partner to manage the day-to
day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;

•
the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

•	the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;
•
the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

•
the Fund or its real estate joint venture partner may have the right to cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

•	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.
In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.
Market Discount Risk.
The Fund is a diversified,
closed-end
management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s NAV per share. Since the market price of any additional securities the Fund may issue will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of such securities in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether any such securities will trade at, below or above NAV or at, below or above their public offering price. For example, common shares of closed-end
funds often trade at a discount to their NAVs and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their securities of the Fund soon after the completion of a public offering for such securities. The risk of a market price discount from NAV is separate and in addition to the risk that NAV itself may decline. The Fund’s securities are designed primarily for long-term investors, and investors in common shares should not view the Fund as a vehicle for trading purposes.
Long-term Objective; Not a Complete Investment Program.
The Fund is intended for investors seeking long-term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in common shares of the Fund should not be considered a complete investment program. Each stockholder should take into account the Fund’s investment objectives as well as the stockholder’s other investments when considering an investment in the Fund.
Recourse Financings Risk.
In certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Generally, commercial real estate financings are structured as non-recourse
to the borrower, which limits a lender’s recourse to the property pledged as collateral for the loan, and not the other assets of the borrower or to any parent of borrower, in the event of a loan default. However, lenders customarily will require that a creditworthy parent entity enter into so-called
“recourse carveout” guarantees to protect the lender against certain bad-faith
or other intentional acts of the borrower in violation of the loan documents.
Valuation Risk.
The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses. Within the parameters of the Fund’s valuation guidelines, the valuation methodologies used to value the Fund’s assets, in particular the Fund’s private real estate investments, will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Advisor and the Fund’s independent valuation firms. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV.
Active Management Risk
.
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.
Selection Risk.
Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.
Cyber Security Risk
.
With the increased use of technologies such as the Internet and artificial intelligence including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, “AI Technologies”), and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service.
New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its stockholders.
Each of the Fund and the Advisor may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such as plans and systems are subject to inherent limitations.

Additionally, the rapid development and increasingly widespread use and regulation of AI Technologies may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.
Market Disruption and Geopolitical Risk.
Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East, including the Iranian conflict that began in February 2026, and recent political and military developments in Venezuela), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.
Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations. A default or a threat of default by the U.S. government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.
The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in
non-U.S.
dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.
Changes in Trade Negotiations Risk
.
In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.
Regulatory Risk.
Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.
Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.
The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. These regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to stockholders.
Loans of Portfolio Securities.
Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times collateralized in accordance with applicable regulatory requirements. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

Legal, Tax and Regulatory Risks.
Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.
We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged
qualified dividend income, “qualified REIT dividends,” or long-term capital gains or what the tax rates on various types of income will be in future years.
To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of the sum of its “investment company taxable income” and net tax-exempt
interest income. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to redeem preferred shares, if any, or repay borrowings, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If for any taxable year the Fund does not qualify for taxation as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. See “Taxation.”
Investment Dilution Risk.
The Fund’s investors do not have preemptive rights to any shares the Fund may issue in the future. The Fund’s Charter authorizes it to issue up to 300,000,000 common shares. The Board may make certain amendments to the Charter. After an investor purchases shares, the Fund may sell additional shares or other classes of shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its shares, such investor’s percentage ownership interest in the Fund will be diluted.
Anti-Takeover Provisions.
The Charter and Bylaws of the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end
fund. See “Certain Provisions of the Charter and Bylaws.”
Asset-Backed and Mortgage-Backed Securities
. The Fund may invest in asset-backed and mortgage-backed securities.
Mortgage-backed securities are securities that indirectly represent a participation in, or are secured by and payable from, a pool of mortgage loans secured by real property. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Mortgage-backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns.
Asset-backed securities are securities, which through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables, home equity loans, leases or royalties in pass-through structures similar to mortgage-backed securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.
Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby affecting yield to maturity, reinvestment risk, and market value of the mortgage backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage backed securities have experienced substantial losses in market value. The Advisor believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels.
Prepayments of principal may be made at any time on the obligations underlying asset- and mortgage-backed securities and are passed on to the holders of the asset- and mortgage-backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase and slower than expected prepayments will reduce yield to maturity.
Legislation Risk.
At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objectives.
Reliance on Service Providers Risk.
The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.
Misconduct of Employees and of Service Providers Risk.
Misconduct or misrepresentations by employees of the Advisor or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisor will identify or prevent any such misconduct.
Special Risks to Holders of Common Shares
Dilution Risk.
If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution or accretion of the aggregate NAV of their common shares. Such dilution or accretion will depend upon whether (i) such stockholders participate in the rights offering and (ii) the Fund’s NAV per common share is above or below the subscription price on the expiration date of the rights offering.
Stockholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a stockholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. If the subscription price per share is below the NAV per share of the Fund’s shares on the expiration date, a stockholder will experience an immediate dilution of the aggregate NAV of such stockholder’s shares if the stockholder does not participate in such an offering and the stockholder will experience a reduction in the NAV per share of such stockholder’s shares whether or not the stockholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the stockholder does not exercise such stockholder’s subscription rights because the Fund does not know what the NAV per share will be when the offer expires or what proportion of the subscription rights will be exercised.

Leverage Risk.
The Fund currently uses financial leverage for investment purposes by borrowing from BNPP and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or preferred shares and borrowing from other financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of March 31, 2026, the amount of leverage represented approximately 30.21% of the Fund’s managed assets.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV of the Fund. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make principal or interest payments on borrowings, or to repay borrowings, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to de-leverage
so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in NAV could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify for taxation as a RIC under the Code. See “Taxation.”
Any decline in the NAV of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of its borrowings or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the interest requirements on the borrowings. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a repayment of some or all of the borrowings.

•
Impact on Common Shares.
Assuming that leverage will (1) be equal in amount to approximately 30.41% of the Fund’s managed assets, and (2) charge interest at a projected interest rate of 4.60%, then the annual return generated by the Fund’s portfolio (net of estimated expenses) must exceed approximately 1.40% in order to cover such interest payments and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects leverage representing 30.41% of the Fund’s managed assets, the Fund’s current projected interest rate of 4.60% and a management fee at an annual rate of 0.85% of managed assets. These assumptions are based on the Fund’s fiscal year ended December 31, 2025, and $670 million in common share offerings.

Assumed Return on Portfolio (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Stockholder	(16.38)%	(9.19)%	(2.01)%	5.17%	12.36%
Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.
Special Risk to Holders of Subscription Rights
There is a risk that changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who
receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares may trade at less favorable prices than larger offerings for similar securities.

MANAGEMENT OF THE FUND
General
The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Advisor,
Co-Administrator,
Custodian and transfer agent. The management of the Fund’s
day-to-day
operations is delegated to its officers, the Advisor and the
Co-Administrator,
subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the
Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the
Fund” in the SAI.
The Investment Adviser
Cohen & Steers Capital Management, Inc., with principal offices located at 1166 Avenue of the Americas, New York, New York 10036, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Board. The Advisor, a registered investment adviser, was formed in 1986, and as of March 31, 2026 had $93.1 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including open-end
and
closed-end
real estate funds. The Cohen & Steers funds invest in U.S. and
non-U.S.
real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large-cap
value securities. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”
Under its Investment Management Agreement with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day
investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. The Advisor is responsible for the management of the Fund’s portfolio. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Advisor.
For its services under the Investment Management Agreement, the Fund pays the Advisor a monthly investment management fee computed at the annual rate of 0.85% of the Fund’s average daily managed assets. Because the investment advisory fees are based on a percentage of managed assets, which includes assets attributable to the Fund’s use of leverage, the Advisor may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Advisor, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Advisor’s potential conflict of interest by periodically reviewing the Fund’s performance and use of leverage.
In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, administration, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.
A discussion regarding the basis for the Board approval of the Investment Management Agreement with the Advisor is available in the Fund’s semi-annual report for the six months ended June 30, 2025.
Administrator and
Co-Administrator
Additionally, the Fund and the Advisor have entered into the Administration Agreement. Under the Administration Agreement with the Fund, the Advisor is responsible for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund. Under the Administration Agreement, the Fund pays the Advisor an amount equal to, on an annual basis, 0.06% of the Fund’s average daily managed assets.
In accordance with the Administration Agreement and with the approval of the Board, the Fund has entered into the
Co-Administration
Agreement. Under the
Co-Administration
Agreement, State Street has assumed responsibility for certain fund administration services.
Portfolio Managers
The Fund’s portfolio managers are:
Jason Yablon
. Mr. Yablon has been a portfolio manager of the Fund since 2012 and is also a Vice President of the Fund. He joined the Advisor in 2004, and has been an Executive Vice President since 2022. Prior to that, Mr. Yablon was a Senior Vice President of the Advisor from 2014 through 2022.
Elaine Zaharis-Nikas.
Ms. Zaharis-Nikas has been a portfolio manager of the Fund since 2024. She joined the Advisor in 2003, and has been an Executive Vice President since 2025. Prior to that, Ms. Zaharis-Nikas was a Senior Vice President of the Advisor from 2014 to 2025.
Mathew Kirschner
. Mr. Kirschner has been a portfolio manager of the Fund since 2019 and is also a Vice President of the Fund. He joined the Advisor in 2004, and has been a Senior Vice President since 2019. Prior to that, Mr. Kirschner was a Vice President of the Advisor from 2010 through 2018.
CNS utilizes a team-based approach in managing the Fund. Mr. Yablon, Mr. Kirschner and Ms. Zaharis-Nikas direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the team. Ms. Zaharis-Nikas manages the Fund’s preferred securities investments.

DIVIDENDS AND DISTRIBUTIONS
The Board periodically evaluates, and will continue to periodically evaluate, the Fund’s common share distribution policy and may, in the future, change such common share distribution policy. The Fund pays distributions to its stockholders on a monthly basis after making payment or provision for the cost of any leverage it utilizes and the payment of its expenses, provided that market and economic conditions do not dictate otherwise. The Fund makes distributions to stockholders pursuant to a “managed dividend policy,” which is a policy by which the Fund seeks to provide its stockholders with a regular monthly dividend.
The Fund expects to derive ordinary income primarily from distributions received on the common and preferred REIT securities it owns. A portion of the distributions received with respect to REIT shares may be classified by those REITs as capital gains or returns of capital subsequent to the end of the Fund’s fiscal year. The Fund may also earn ordinary income from interest and from dividends received on other securities which it owns. The Fund’s ordinary income is reduced by the expenses incurred. The 1940 Act allows the Fund to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by the Fund when it sells investments for amounts different from their adjusted tax basis.
General
A managed dividend policy would result in the payment of distributions in approximately the same amount or percentage to stockholders each month (or other period set by our Board). If the source of the distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, stockholders who periodically receive the payment of a distribution may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure regarding distributions carefully, and should not assume that the source of any distribution from us is net profits.
Stockholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless a stockholder elects to opt out of the plan. See “Reinvestment Plan.”
Managed Dividend Policy
The Fund has the Policy in accordance with exemptive relief issued by the SEC. The Policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to stockholders. In accordance with the Policy, the Fund currently distributes $0.09 per share on a monthly basis. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital.
The Fund may therefore pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time. These effects could have a negative impact on the price investors receive when they sell shares of the Fund.
The actual source of all distributions paid by the Fund, including net investment income, is subject to change and is not determined until after the end of the year. This is because the Fund invests primarily in REITs and similar companies. Distributions from REITs are attributed to various sources, including net investment income, capital gains and return of capital. Until the Fund receives a final determination from these companies as to the source of distributions – generally around January 31 of the following year– the Fund cannot provide a final determination of the source of distributions paid.

If the Fund does not generate sufficient earnings (dividends and interest income and realized net capital gain) equal to or in excess of the aggregate distributions paid by the Fund in a given year, then the amount distributed in excess of the Fund’s earnings would generally be deemed a return of capital to the extent of the stockholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. Since a return of capital is considered a return of a portion of a stockholder’s original investment, it is generally not taxable and is treated as a reduction in the stockholder’s tax basis, thereby increasing the stockholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares.
The Fund’s distributions for the past five fiscal years have not included a return of capital.
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Policy. Distributions sourced from paid-in
capital should not be considered as the dividend yield or total return of an investment in the Fund. Stockholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from the Fund is net profit.
In accordance with the Policy, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. The Board may amend, terminate or suspend the Policy at any time, which could have an adverse effect on the market price of the Fund’s common shares.

CLOSED-END
FUND STRUCTURE
The Fund is a diversified,
closed-end
management investment company (commonly referred to as a
closed-end
fund).
Closed-end
funds differ from
open-end
funds (which are generally referred to as mutual funds) in that closed-end
funds generally list their common shares for trading on a stock exchange and do not redeem their common shares at the request of the stockholder. This means that if you wish to sell your common shares of a closed-end
fund you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end
fund, if the stockholder wishes to sell shares of the fund, the open-end
fund will redeem or buy back the shares at NAV. Also,
open-end
funds generally offer new shares on a continuous basis to new investors, and closed-end
funds generally do not. The continuous inflows and outflows of assets in an open-end
fund can make it difficult to manage the fund’s investments. By comparison, closed-end
funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.
Common shares of
closed-end
funds often trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the common shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end
fund, which would also require a supermajority vote of the stockholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES
Shares of
closed-end
investment companies often trade at a discount to NAV, and the Fund’s shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the common shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. Although stockholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at NAV. During the pendency of any tender offer, the Fund will publish how stockholders may readily ascertain the NAV. Repurchase of the common shares may have the effect of reducing any market discount to NAV.
The Fund is a diversified,
closed-end
management investment company and as such its stockholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has authorized the repurchase of up to 10% of the Fund’s outstanding common shares through December 31, 2026. This authorization is a standing authorization that may be executed in the discretion of the Fund’s officers. The Fund’s officers are authorized to use the Fund’s general corporate funds to repurchase common shares. While the Fund may incur debt to finance common share repurchases, such debt financing would require further approval of the Board, and the Fund does not currently intend to incur debt to finance common share repurchases. See “Description of the Securities—Common Shares.” Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other stockholders through their interest in the Fund. The Fund has not and will not, unless otherwise set forth in a Prospectus Supplement and accomplished in accordance with applicable law and positions of the SEC’s staff, repurchase common shares (i) immediately after the completion of an offering of common shares (i.e., within sixty days of an overallotment option period) or (ii) at a price that is tied to the initial offering price. In addition, under Maryland law, the Fund may only repurchase common shares if, immediately following such repurchase, (i) the Fund is able to pay its indebtedness as such indebtedness comes due in the usual course of business and (ii) the Fund’s assets exceed its total liabilities. See “Plan of Distribution.”
There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund and may result in additional gains that, when distributed, may lead to higher taxes when Fund shares are held in a taxable account. The Board currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act. See “Taxation” in the SAI for a description of the potential tax consequences of a share repurchase.

REINVESTMENT PLAN
The Fund has a dividend reinvestment plan commonly referred to as an
“opt-out”
plan (the “Plan”). Each stockholder who participates in the Plan will have all distributions of dividends and capital gains (“Dividends”) automatically reinvested in additional common shares by Computershare as agent (the “Plan Agent”). Stockholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the stockholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Stockholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the stockholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.
The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.
If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend
date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the “Purchase Period”), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.
Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.
The Plan Agent’s fees for the handling of reinvestments of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestments of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.
The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at
800-432-8224.

TAXATION
The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders. A more complete discussion of the tax rules applicable to the Fund and its stockholders can be found in the SAI that is incorporated by reference into this Prospectus. This summary does not discuss the consequences of an investment in subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant Prospectus Supplement.
This discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its stockholders (including stockholders subject to special tax rules and stockholders owning large positions in the Fund), nor does this discussion address any state, local or foreign tax concerns.
The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.
Taxation of the Fund
The Fund has elected to be treated and intends to qualify annually as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt
interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and
(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.
As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, provided that it distributes annually at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt
interest income (the excess of its gross
tax-exempt
interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its stockholders.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its stockholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the stockholder’s income less the tax deemed paid by the stockholder under clause (ii).
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year
period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains, qualified dividend income, or “qualified REIT dividends” into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to stockholders.
If for any taxable year the Fund were to fail to qualify for taxation as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.
Taxation of Stockholders
Distributions paid to you by the Fund from its investment company taxable income (“ordinary income dividends”) are generally taxable to you as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate stockholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of non-corporate
stockholders, as qualified dividend income eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. Distributions from REITs, however, do not qualify for the dividends received deduction and generally do not qualify as qualified dividend income. There can be no assurance as to what portion, if any, of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.
Properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of
non-corporate
U.S. stockholders, provided that certain holding period and other requirements are met by the stockholder and the Fund. There can be no assurance as to what portion of the Fund’s distributions will qualify for such deduction.
Distributions made to you from net capital gain (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned your Fund shares. Long-term capital gain of individuals and other non-corporate
stockholders is generally subject to reduced U.S. federal income tax rates.
Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free
return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free
return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale, exchange or other disposition of your shares.
Generally, after the close of the calendar year, the Fund will provide you with a written notice reporting the amount of any qualified dividend income or capital gain dividends and other distributions.
Except in the case of a repurchase (the consequences of which are described in the SAI under “Taxation—Taxation of Stockholders—Taxation of U.S. Stockholders”), the sale, exchange or other disposition of shares of the Fund will generally result in capital gain or loss to you, which will be long-term capital gain or loss if the shares have been held for more than one year at the time of the sale, exchange or other disposition. Any loss upon the sale, exchange or other disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gain dividends) by you with respect to such Fund shares. A loss realized on a sale, exchange or other disposition of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a
61-day
period beginning 30 days before and ending 30 days after the date of the sale, exchange or other disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by a stockholder at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.
Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.

DESCRIPTION OF THE SECURITIES
The following is a brief description of the terms of the common shares and subscription rights. This description does not purport to be complete and is qualified by reference to the Charter and Bylaws (the “Governing Documents”). For complete terms of the common shares, please refer to the actual terms of such shares, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”).
Common Shares
The Fund was incorporated under the laws of the state of Maryland as a corporation pursuant to the filing of the Fund’s Articles of Incorporation on August 22, 2001. The Fund is authorized to issue up to 300,000,000 shares of common stock, par value $0.001 per share (“common shares”). Each common share has one vote and, when issued and paid for in accordance with the terms of the applicable offering, will be fully paid and non-assessable.
All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual stockholder reports will no longer be sent by mail, unless a stockholder specifically requests paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and stockholders will be notified by mail each time a report is posted and provided with a website link to access the report. In the event of liquidation, each of the Fund’s common shares is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the Fund’s common shares as described below.
Any additional offerings of shares will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s stockholders.
The Fund’s outstanding common shares have been listed and traded on the NYSE under the symbol “RQI” since February 28, 2002. The Fund’s common shares have historically traded at both a premium and a discount to the Fund’s NAV. Since the Fund commenced trading on the NYSE, the Fund’s common shares have traded at a discount to NAV as high as (38.5)% and a premium as high as 17.1%. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2025 through December 31, 2025 was 1,715,206 shares.
Unlike
open-end
funds,
closed-end
funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional common shares or sell shares already held, the stockholder may do so by trading through a broker on the NYSE or otherwise.
Shares of
closed-end
investment companies often trade on an exchange at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.
The Fund’s stockholders vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act, the Governing Documents or resolutions adopted by the Directors provide for a vote of the Fund’s stockholders. See “Certain Provisions of the Charter and Bylaws.”
The Fund is a diversified,
closed-end
management investment company and as such its stockholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, has authorized the repurchase of up to 10% of the Fund’s outstanding common shares through December 31, 2026. During the year ended December 31, 2025, the Fund did not repurchase any common shares. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its stockholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other stockholders through their interest in the Fund.
When the Fund repurchases its common shares for a price below NAV, the NAV of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.
Book-Entry.
The common shares are held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.
Subscription Rights
General.
 We may issue subscription rights to holders of our common shares to purchase additional common shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common shares, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our stockholders as of the record date that we set for determining the stockholders eligible to receive subscription rights in such subscription rights offering.
The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

•
the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share;

•	the number of rights required to purchase a single common share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise of Subscription Rights.
 Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the

Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement we would issue, as soon as practicable, the common shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.
Preferred Shares
The Governing Documents provide that the Board may authorize and issue preferred shares, with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.
Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If the Fund issues preferred shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.
Although terms of any preferred shares that the Fund might issue in the future, including liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Governing Documents, the Fund also believes that it is likely that the terms of any such preferred shares would be similar to those stated below.
Liquidation Preference
. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.
Voting Rights
. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the directors at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification
as a
closed-end
investment company or changes in its fundamental investment restrictions. See “Certain Provisions of the Charter and Bylaws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of any preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above would in each case be in addition to any other vote required to authorize the action in question.
Redemption, Purchase and Sale of Preferred Shares by the Fund
. The terms of any preferred shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to the common shares, while any resale of shares by the Fund would increase that leverage.
The discussion above describes the possible offering of preferred shares by the Fund. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Governing Documents. The Board, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.
Outstanding Securities
The following information regarding the Fund’s authorized shares is as of March 31, 2026.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	300,000,000	None	134,475,204

CERTAIN PROVISIONS OF THE CHARTER AND BYLAWS
The Fund has provisions in its Charter and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes, each having a term ending at the third annual meeting following their election and when their successors are duly elected and qualify. At the annual meeting of stockholders in each year, the term of one class will expire and Directors will be elected to serve in that class for a term ending at the third annual meeting following their election and when the successors are duly elected and qualify. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the votes entitled to be cast in the election of Directors.
The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end
to an
open-end
fund. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board. The approval of at least 75% of the Directors and the affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of the Fund will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.
The affirmative votes of at least 75% of the entire Board and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination, 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:
(i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;
(ii) issuance or transfer by the Fund (in one or a series of transactions in any
12-month
period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;
(iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any
12-month
period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) above being known individually as a “Business Combination”);
(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund’s existence; or
(v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets.
However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Board has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s stockholders generally.
The Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters. To be timely, a stockholder’s notice shall set forth all information required under the Bylaws and shall be delivered to the secretary at the principal executive office of the Fund not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
The Board of Directors has the exclusive power to adopt, alter or repeal any provision of the bylaws and to make new bylaws.
Reference is made to the Charter and Bylaws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

RIGHTS OFFERINGS
The Fund may in the future, and at its discretion, choose to make offerings to its stockholders to purchase additional common shares. A future rights offering may be transferable or non-transferable.
Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a transferable rights offering to purchase common stock at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing stockholders; (ii) the offering fully protects stockholders’ preemptive rights and does not discriminate among stockholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

CUSTODIAN, TRANSFER AGENT,
DIVIDEND DISBURSING AGENT AND REGISTRAR
State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.
Computershare, located at 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and Voluntary Cash Purchase Plan and as transfer agent and registrar with respect to the common shares of the Fund.

PLAN OF DISTRIBUTION
We may sell securities through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.
The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the offering price per share in the case of common shares, must equal or exceed the NAV per share, exclusive of any underwriting commissions or discounts, of our common shares.
We may sell our securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.
In connection with the sale of our securities, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.
If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.
To facilitate an offering of securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the securities for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the securities.

•
Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the securities subject to the offering by bidding for, and purchasing, the securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.
If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.
To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS
Certain legal matters will be passed on by Simpson Thacher & Bartlett LLP, 855 Boylston Street, Boston, Massachusetts 02116 and Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, Maryland, 21202, in connection with the offering of the securities.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund and assists in the preparation and/or review of the Fund’s federal and state income tax returns. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.
ADDITIONAL INFORMATION
The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.
The Fund’s common shares are listed on the NYSE under the symbol “RQI.” Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York 10005, as the case may be.
This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).
INCORPORATION BY REFERENCE
This Prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this Prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this Prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this Prospectus and any accompanying Prospectus Supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this Prospectus. Any statement in a document incorporated by reference into this Prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this Prospectus or (2) any other subsequently filed document that is incorporated by reference into this Prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•
our annual report on Form N-CSR for the fiscal year ended December 31, 2025, which includes the Financial Highlights for years ended 2025, 2024, 2023, 2022, and 2021, filed with the SEC on March 6, 2026;

•	the Financial Highlights for years ended 2020, 2019, 2018, 2017, and 2016, in our annual report on Form N-CSR for the fiscal year ended December 31, 2020, filed with the SEC on March 8, 2021

•	our definitive proxy statement on Schedule 14A for our 2026 annual meeting of stockholders, filed with the SEC on March 4, 2026;

•
the description of our common shares contained in our Registration Statement on Form 8-A (File
No. 001-31224)
filed with the SEC on January 29, 2002, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

PRIVACY PRINCIPLES OF THE FUND
The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any
non-public
personal information relating to its stockholders, although certain non-public
personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public
personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
The Fund restricts access to
non-public
personal information about its stockholders to employees of the Fund, the Advisor, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public
personal information of its stockholders.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Principal Risks of the Fund” and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
An SAI dated as of June 8, 2026 has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at 1166 Avenue of the Americas, New York, NY 10036, or by calling the Fund toll-free at
800-330-7348.
The Table of Contents of the SAI is as follows:

$670,000,000
Cohen & Steers Quality Income Realty Fund, Inc.
Common Stock
Subscription Rights to Purchase Common Stock
PROSPECTUS
June 8, 2026

Cohen & Steers Quality Income Realty Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers Quality Income Realty Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on February 28, 2002. Cohen & Steers Capital Management, Inc. (the “Advisor”) serves as investment adviser to the Fund.

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated June 8, 2026, and as it may be supplemented (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before investing in the Fund’s securities, and investors should obtain and read the Prospectus prior to purchasing such securities. This SAI incorporates by reference the entire Prospectus. You may request a free copy of the Prospectus by calling 800-330-7348 or by writing to the Fund. A copy of the Fund’s Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.

This Statement of Additional Information is dated June 8, 2026

i

ii

THE FUND

The Fund was incorporated as a Maryland corporation on August 22, 2001 and is a diversified, closed-end management investment company registered under the 1940 Act. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “RQI.”

1

INVESTMENT OBJECTIVES AND POLICIES

Additional Investment Policies

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in which the Fund invests and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “dividends received deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. The Fund invests in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

1

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Contingent Convertible Securities. One type of convertible security in which the Fund could invest is contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain “trigger events,” which may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.

CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for such securities is evolving, it is uncertain how the larger market for CoCos would react to a trigger event, coupon cancellation, write-down of par value or coupon suspension (as described below) applicable to a single issuer. Following conversion of a CoCo, because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields or no yields at all.

Loss Absorption Risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Such conversion may be automatic.

2

Unpredictable Market Value Fluctuations. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Small- and Mid-Capitalization Company Risk. In addition to the risks described in the Prospectus, investments in small- and mid-cap company stocks may be subject to the following risks.

•

Small- and Mid-Cap Stock Risk. Small- and mid-cap company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a small- or mid-cap company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small- and mid-cap company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Small- and mid-cap companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small- and mid-cap company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small- and mid-cap company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, small- and mid-cap company stocks may not be well known to the investing public.

•

Unseasoned Companies Investment Risk. The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Fund may invest.

•

Small-Cap and Emerging Growth Companies Investment Risk. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While small-cap or emerging growth company issuers may offer greater opportunities for capital appreciation than large-cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small-cap and emerging growth securities will often be traded only in the over-the-counter (“OTC”) market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to

3

the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain fundamental factors necessary to prosper. Investing in small-cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small-cap companies are generally little known to most individual investors although some may be dominant in their respective industries. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not develop into major industrial companies or provide the level of returns anticipated.

Equity securities of specific small-cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small-cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Securities of Investment Companies. To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies. Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Advisor with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund’s common shares will be subject to duplicative investment expenses.

Options. The Fund may purchase or sell, i.e., write, options on securities (including securities of ETFs), securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund realizes a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund realizes a loss from a

4

closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Advisor to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund generally purchases or writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the Fund may enter into foreign currency futures contracts as described under “Foreign Currency and Currency Hedging Transactions.”

At the time the Fund purchases or sells a futures contract, it will designate on its records cash or liquid portfolio securities it believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under the contract. Depending on the nature of the transaction, the amounts that are designated may be based on the notional value of the futures contract or on the daily mark-to-market obligation under the futures contract and may be

5

reduced by amounts on deposit with the broker. Alternatively, the Fund may “cover” its position by owning an offsetting position.

The Fund may use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. The Fund may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however purchasers of futures contracts are not entitled to ownership of the underlying asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Futures contracts, when entered into directly by the Fund on a qualified board or exchange, as defined in the Code, are taxed on the “marked-to-market” basis applicable to section 1256 contracts.

Futures contracts also are subject to the following risks:

•

Price Limits. Some futures exchanges impose on each futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

•

Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

•

Margin. In connection with futures contracts and options on futures contracts, the Fund typically posts margin directly to a futures commission merchant (“FCM”), who is expected typically to re-hypothecate the margin to an exchange or clearinghouse. Prior to re-hypothecation, such margin may be held by the FCM in commingled accounts with margin from other clients of the FCM, but must be segregated from the FCM’s proprietary funds. The margin maintained by the FCM is not subject to the same regulatory protections provided by bank custody arrangements. If margin is posted to the FCM and re-hypothecated, neither the Fund nor the FCM to whom the margin was posted will have custody of the margin. If margin posted by the Fund is not maintained with the Fund’s custodian, the Fund is fully exposed to the fraud and unsecured credit risk of the FCM to whom the margin is posted.

•

Credit Risk. To the extent the Fund engages in futures transactions, it will be exposed to the credit risk of the central clearinghouse on which the futures contract is cleared and to the credit/counterparty risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. The CEA requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in

6

the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund may under certain circumstances be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund. It is possible that the Fund would be unable to recover from the FCM’s estate the full amount of its funds on deposit with such FCM and owing to the Fund. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearing house, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearing house.

•

Position Limits. Speculative position limits prescribe the maximum net long or short futures contract and options positions which any person or group may hold or control in particular futures contracts. Most futures contracts and options on futures contracts traded on exchanges located in the United States are subject to speculative position limits established either by the CFTC or the relevant exchange. In addition, the CFTC recently finalized a rule which, once effective, will materially expand the scope of contracts subject to federal limits to include additional futures and options and certain swaps. Such regulations may adversely affect the Advisor’s ability to maintain positions in certain futures contracts and related options and swaps for the Fund. Generally, no speculative position limits are in effect with respect to the trading of spot currency and forward contracts.

All trading accounts owned or managed by the Advisor will be combined for the purposes of speculative position limits. With respect to trading in futures subject to such limits, the Advisor may reduce the size of the positions that would otherwise be taken in such futures and not trade certain futures to avoid exceeding such limits. Such modification, if required, could adversely affect the operations and profitability of the Fund. In addition, the inability of the Advisor to make intended trades or transactions on behalf of the Fund may cause the Fund to miss attractive investment opportunities.

7

INVESTMENT RESTRICTIONS

The following restrictions, along with the Fund’s investment objectives, are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Non-fundamental policies may be changed by the Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Fundamental Investment Restrictions

The Fund may not, without the approval of the holders of a majority of the Fund’s outstanding voting securities:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its managed assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of managed assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies; and

6. Invest more than 25% of its managed assets in securities of issuers in any one industry other than the U.S. real estate industry, in which at least 25% of the Fund’s managed assets will be invested; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after the issuance the value of the Fund’s assets is at least 200% of the liquidation preference of the outstanding preferred stock (i.e., such liquidation preference may not exceed 50% of the Fund’s assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its shares of common stock unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation preference.

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund’s assets less liabilities other than the borrowings is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33-1/3% of the Fund’s assets less liabilities other than borrowings). In addition, the Fund generally is not permitted to declare any cash dividend or other distribution on its shares of common stock unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the borrowings, is at least 300% of such principal amount.

8

Additional Non-Fundamental Investment Restrictions

Currently, the Fund may not:

1. Invest more than 10% of its total assets in debt securities issued or guaranteed by real estate companies;

2. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings;

3. Acquire or retain securities of any investment company, except up to the limits permitted by Section 12(d)(1) of the 1940 Act or any exemption or acquired as part of a merger.

4. Invest more than 20% of the Fund’s total assets in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds”) or unrated securities of comparable quality; or

5. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

9

MANAGEMENT OF THE FUND

Investment Advisory and Administrative Arrangements

Cohen & Steers Capital Management, Inc., with principal offices located 1166 Avenue of the Americas, New York, New York 10036, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Board. The Advisor, a registered investment adviser, was formed in 1986, and as of March 31, 2026 had $93.1 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including open-end and closed-end real estate funds. The Cohen & Steers funds invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large-cap value securities. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

Under an investment management agreement with the Fund (the “Investment Management Agreement”), the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor is responsible for the management of the Fund’s portfolio. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Advisor.

For its services under the Investment Management Agreement, the Fund pays the Advisor a monthly investment management fee computed at the annual rate of 0.85% of the Fund’s average daily managed assets. Because the investment advisory fees are based on a percentage of managed assets, which includes assets attributable to the Fund’s use of leverage, the Advisor may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Advisor, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Advisor’s potential conflict of interest by periodically reviewing the Fund’s performance and use of leverage.

In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, administration, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Pursuant to the Investment Management Agreement, for the fiscal years ended December 31, 2025, 2024 and 2023, the Advisor earned $20,646,805, $20,920,169 and $19,987,259, respectively. A discussion regarding the basis for the Fund’s Board approval of the Investment Management Agreement with the Advisor is available in the Fund’s semi-annual report for the six months ended June 30, 2025.

The Investment Management Agreement terminates automatically on its assignment (as defined in the 1940 Act) and may be terminated without penalty on 60 days’ written notice by the Fund’s Board of Directors, by a vote of a majority of the Fund’s shares or by the Advisor.

Additionally, the Fund and the Advisor have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement with the Fund, the Advisor is responsible for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund. Under the Administration Agreement, the Fund pays the Advisor an amount equal to, on an annual basis, 0.06% of the Fund’s average daily managed assets of the Fund. Pursuant to the Administration Agreement, for the fiscal years ended December 31, 2025, 2024 and 2023, the Advisor earned $1,457,422, $1,476,718 and $1,410,865, respectively.

10

In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) as co-administrator under a fund accounting and administration agreement (the “Co-Administration Agreement”). Under the Co-Administration Agreement, State Street has assumed responsibility for certain fund administration services.

Under the Co-Administration Agreement, the Fund pays State Street a monthly co-administration fee. The co-administration fee paid by the Fund to State Street is computed on the basis of the managed assets of the Fund at an annual rate equal to 0.0045% of the first $12.5 billion in managed assets, 0.0035% of the next $12.5 billion in managed assets, 0.0025% of the next $10 billion in managed assets, and 0.0015% of managed assets in excess of $35 billion, with a minimum fee of $42,000. The Fund also pays certain fixed amounts for additional services. The aggregate fee paid by the Fund and the other registered open-end, closed-end and exchange-traded funds advised by the Advisor to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares or borrowings outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee. Pursuant to the Co-Administration Agreement, for the fiscal years ended December 31, 2025, 2024 and 2023, State Street earned $223,297, $228,002 and $177,562, respectively.

State Street also serves as the Fund’s custodian and Computershare Inc. has been retained to serve as the Fund’s transfer agent, dividend disbursing agent and registrar. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar” in the Prospectus.

11

PORTFOLIO TRANSACTIONS

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Advisor. Transactions on U.S. and, as applicable, non-U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. Fixed-income securities are purchased and sold (including certain preferred securities) through principal transactions, meaning the securities are normally purchased on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The Fund generally does not pay a stated brokerage commission on these transactions, although the purchase price for such securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). There is generally no stated commission in the case of equity securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. The Advisor will only cause the Fund to engage in these transactions if they deem such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and the Fund’s inability to participate could be deemed to be to the detriment of the Fund.

The Advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. In selecting a broker to execute each particular transaction, the Advisor generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered, including research services. Research services include research reports and analyzed market data services.

In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The Advisor will seek to obtain prompt execution of orders at the most favorable prices or yields and may consider other factors as appropriate.

The Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Advisor, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided.

Research and investment information may be provided by brokers at no cost to the Advisor and is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s expenses, it is not possible to estimate its value, and in the opinion of the Advisor, it does not reduce the Advisor’s expenses in a determinable amount.

The Advisor may take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

Pursuant to its internal procedures, the Advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.

12

Since the fiscal year ended December 31, 2023 through the fiscal year ended December 31, 2025 the Fund paid the following amounts in total brokerage commissions: the following amounts in total brokerage commissions:

Fund	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
RQI	$449,720	$585,769	$603,936

13

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders. This summary does not discuss the consequences of an investment in subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant Prospectus Supplement.

Except as expressly provided otherwise, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its stockholders (including stockholders subject to special tax rules and stockholders owning a large position in the Fund), nor does this discussion address any state, local, or foreign tax concerns.

The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.

Taxation of the Fund

The Fund has elected to be treated and intends to qualify annually as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, provided that it distributes annually at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its stockholders.

14

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would generally be subject to tax on all of its taxable income and gains in the same manner as an ordinary corporation and distributions to the Fund’s stockholders would not be deductible by the Fund in computing its taxable income. Such distributions would be taxable to the stockholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would be eligible (i) to be treated as qualified dividend income eligible to be taxed at long-term capital gain rates in the case of non-corporate stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. To qualify again to be subject to tax as a RIC in a subsequent year, the Fund would be required to distribute to its stockholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains, qualified dividend income, or “qualified REIT dividends” into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to stockholders. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income or loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the

15

premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. The Fund does not have control over the exercise of the call options it writes and thus does not control the timing of such taxable events.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and any nonequity options, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year, thereby potentially causing the Fund to recognize gain in advance of a corresponding receipt of cash. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”), which may include foreign entities organized as real estate investment trusts in their jurisdiction, could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to the Fund to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income, as discussed below under “Taxation of Stockholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high-yield securities”). A portion of the interest payments on such high-yield securities may be treated as dividends for certain U.S. federal income tax purposes.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to special rules or to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the amount, timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received in cash. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of the sum of its investment company taxable income and net tax-exempt interest income as is required in order to avoid Fund-level U.S. federal income tax on all of its taxable income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of Fund-level income or excise taxes. To avoid this result, the Fund may be required to borrow money or dispose of securities at inopportune times or on unfavorable terms, forgo favorable investments, or take other actions that it would otherwise not take, to be able to make distributions to its stockholders.

16

If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of the sum of its investment company taxable income and net tax-exempt interest income as is required in order to avoid Fund-level U.S. federal income tax on all of its taxable income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid imposition of Fund-level income or excise taxes.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities, the Fund will not be eligible to elect to “pass through” to its stockholders the ability to use the foreign tax deduction or foreign tax credit for qualifying foreign taxes paid by the Fund.

Taxation of Stockholders

Taxation of U.S. Stockholders. Distributions paid by the Fund from its investment company taxable income generally are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits (“ordinary income dividends”). Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of non-corporate stockholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions from REITs do not qualify for the dividends received deduction and generally do not qualify as qualified dividend income. There can be no assurance as to what portion, if any, of the Fund’s distributions will be eligible for the dividends received deduction or the reduced rates applicable to qualified dividend income.

Properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. stockholders, provided that certain holding period and other requirements are met by the stockholder and the Fund. There can be no assurance as to what portion of the Fund’s distributions will qualify for such deduction.

Properly reported distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (“capital gain dividends”), if any, are taxable to stockholders at the reduced rates applicable to long-term capital gain, regardless of how long the stockholder has held the Fund’s shares. Capital gain dividends are not eligible for the dividends received deduction.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to regular corporate income tax on the retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its stockholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the amount of undistributed capital gains included in the stockholder’s income less the tax deemed paid by the stockholder under clause (ii).

17

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale, exchange or other disposition of your shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as paid by the Fund and received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other dividends made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Except as discussed below in the case of a repurchase of shares, upon a sale, exchange or other disposition of shares, a stockholder will generally realize a capital gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the stockholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale, exchange or other disposition of shares of the Fund will be disallowed to the extent the shares disposed of are replaced by substantially identical shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a stockholder on the sale, exchange or other disposition of Fund shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares. There are a number of limitations on the use of capital losses under the Code.

In general, a repurchase of shares should be treated as a sale or exchange of such shares under Section 302 of the Code, if the distribution in connection with the repurchase (a) is “substantially disproportionate” with respect to the stockholder, (b) results in a “complete redemption” of the stockholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the stockholder. A “substantially disproportionate” distribution generally requires a reduction of more than 20% in the stockholder’s proportionate interest in the Fund and also requires the stockholder to own less than 50% of the voting power of all classes entitled to vote immediately after the repurchase. A “complete redemption” of a stockholder’s interest generally requires that all shares of the Fund owned by such stockholder be disposed of. For a distribution to be “not essentially equivalent to a dividend,” there must be a “meaningful reduction” in the stockholder’s proportionate interest in the Fund, which should result if the stockholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in its proportionate interest in the Fund. In determining whether any of these tests has been met, any shares actually owned, as well as shares considered to be owned by the stockholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account.

If the repurchase of your shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the transaction and the adjusted tax basis of the sold shares. If none of the tests described above are met, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant shares. The tax basis in the sold shares will be transferred to any remaining shares held by you in the Fund. In addition, if the repurchase of shares is treated as a “dividend” to a stockholder, under certain provisions of the Code

18

a constructive dividend may result to a non-selling stockholder whose proportionate interest in the earnings and profits or assets of the Fund has been increased as a result of such transaction.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder will generally have to file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale, exchange or other disposition of the Fund’s stock.

Ordinary income dividends, capital gain dividends and gain on the sale of Fund shares also may be subject to state, local and foreign taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Taxation of Foreign Stockholders. The following discussion applies to you only if you are a nonresident alien individual, a foreign corporation or a foreign estate or trust for U.S. federal income tax purposes (a “foreign investor”) and you do not hold your shares in connection with a trade or business you carry on in the United States. Foreign investors that hold their shares in connection with a U.S. trade or business are urged to consult their own tax advisers.

Except as otherwise discussed below, ordinary income dividends, including any dividends we report as qualified dividend income or qualified REIT dividends, generally will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty). Except as otherwise discussed below, capital gain dividends, and any amounts we retain that are designated as undistributed capital gains, generally will not be subject to U.S. federal income or withholding tax unless you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements.

Properly reported ordinary income dividends paid by a RIC are generally exempt from the U.S. federal withholding tax described above where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (ii) subject to the discussion below with respect to “USRPI Capital Gain Distributions,” are paid in respect of the RIC’s “qualified short-term gains” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s net long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for the exemption from withholding for qualified net interest income, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term gains.

If we are treated as a “qualified investment entity,” distributions we make (including capital gain dividends and, potentially, repurchase proceeds), to the extent attributable to gains from dispositions by us of “United States real property interests,” or “USRPIs” (“USRPI Capital Gain Distributions”): (i) except as indicated in clause (ii) below, generally will be considered effectively connected with a U.S. trade or business of the foreign investor and will be

19

subject to U.S. income tax at the rates applicable to U.S. stockholders (which tax may be enforced by withholding at a rate of 21%, which would be credited against your income tax liability) and, in the case of a foreign investor that is a corporation, may be subject to an additional 30% branch profits tax, and (ii) in the case of a foreign investor that has not owned, at any time during the one-year period preceding the distribution, more than 5% of the class of shares on which such distribution is made, generally will be treated as ordinary income dividends subject to U.S. federal withholding tax at a rate of 30% or lower treaty rate, as described above. As described below, USRPIs generally include interests in real estate companies such as equity REITs, subject to certain exceptions. Although many of our investments in real estate companies, including REITs, may qualify for such exceptions, no assurances can be given in that regard. In addition, the REITs in which we invest could pay USRPI Capital Gain Distributions to us, which would cause us to be treated as recognizing gain on the disposition of USRPIs for purposes of determining whether distributions paid by us are USRPI Capital Gain Distributions. We will be treated as a “qualified investment entity” if we are a U.S. real property holding corporation (as described below) or we would have been a U.S. real property holding corporation if the exceptions noted below did not apply to any interests we own in a REIT or RIC. We may be treated as a “qualified investment entity.” The rules governing USRPI Capital Gain Distributions are complex and subject to uncertainty in a number respects (including, for example, in the case of repurchase proceeds), and therefore foreign investors are urged to consult their own tax advisers with respect to such distributions.

Any gain that you realize upon the sale, exchange, repurchase or other disposition of our shares (including gain recognized as a result of a return of capital distribution in excess of your basis in our shares) will ordinarily be exempt from U.S. federal income and withholding tax unless (i) you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements or (ii) at any time during the shorter of the period during which you held such shares and the five-year period ending on the date of the disposition of those shares, we were a “U.S. real property holding corporation” and you actually or constructively held more than 5% of such class of shares at any time during such period. In the case of clause (ii) of the preceding sentence, the gain would generally be subject to tax in the same manner as if you were a U.S. stockholder.

A corporation is a U.S. real property holding corporation if the fair market value of its USRPIs equals or exceeds 50% of the fair market value of such USRPIs plus its interests in real property located outside the United States plus any other assets used or held for use in a trade or business. USRPIs include stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT or RIC, or holdings of 5% or less (or, in the case of a REIT, potentially 10% or less) of the stock of a publicly traded U.S. real property holding corporation) and certain participating debt securities issued by U.S. real property holding corporations. Although there can be no assurance in this regard, we do not expect to be a U.S. real property holding corporation. Even if we are treated as a U.S. real property holding corporation, gain on the disposition of our stock would generally not be subject to tax under clause (ii) of the preceding paragraph if we are “domestically controlled” at the time of such disposition (which would require that less than 50% by value of our outstanding stock has been held directly or indirectly by foreign persons at all times during the period described in such clause (ii)). There can be no assurance that we are or will be “domestically controlled.”

Notwithstanding the foregoing, withholding is generally required at a rate of 30% on ordinary income dividends in respect of the Fund’s shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury (i) to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and (ii) to withhold on certain payments. Accordingly, the entity through which the Fund’s shares are held will affect the determination of whether such withholding is required. Similarly, ordinary income dividends in respect of the Fund’s shares held by an investor that is a non-financial non-U.S. entity will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or other applicable withholding agent will in turn be required to provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future

20

Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares.

Backup withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and repurchase proceeds payable to non-corporate stockholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. A foreign investor can generally establish an exemption from backup withholding by certifying as to its foreign status under penalties of perjury. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against a stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS. THE DISCUSSION SET FORTH ABOVE IS SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN OUR SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.

21

PRINCIPAL STOCKHOLDERS

To the knowledge of the Fund, no person owned of record or owned beneficially more than 5% of the Fund’s common stock outstanding as of May 31, 2026.

22

DETERMINATION OF NET ASSET VALUE

The Fund will determine the net asset value (“NAV”) of its shares as of the close of trading of the NYSE (currently 4:00 p.m. New York time) no less frequently than the last business day of each week and at such other times as the Board may determine. The Fund intends to make its NAV available for publication weekly. NAV of the common shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends and current and deferred income tax assets), less all liabilities (including accrued expenses, distributions payable, any borrowings, and liabilities under reverse repurchase agreements) and less the liquidation preference of any outstanding Preferred Shares, by the total number of common shares outstanding. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the NAV per share of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, the bid price may be used. Futures contracts traded on an exchange are valued at their settlement price at the close of trading on their primary exchange. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. OTC interest rate swaps are valued utilizing quotes received from a third-party pricing service. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. OTC options are valued based upon prices provided by a third-party pricing service or counterparty. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board.

Readily marketable securities traded in the OTC market, including listed securities or assets whose primary market is believed by the Advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Advisor, pursuant to delegation by the Board, to reflect the fair value of such securities. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Advisor, pursuant to a delegation by the Board, to reflect the fair market value of such securities. In addition, certain swap agreements may be valued on the basis of the prices of the underlying reference assets. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Securities or assets for which market prices are unavailable, or for which the Advisor determines that bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. The policies and procedures approved by the Board delegate authority to make fair value determinations to the Advisor, subject to the oversight of the Board. The Advisor has established a valuation

23

committee to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security or asset is suspended, the exchange on which the security or asset is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security or asset is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security or asset on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities or assets, information relating to the specific security or asset and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of the common shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing NAV.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets. Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or sell Fund shares on the NYSE.

24

GENERAL INFORMATION

Proxy Voting Procedures

The Fund’s Board has delegated to the Advisor the responsibility for voting proxies on behalf of the Fund, and has determined that the Advisor will vote proxies with respect to those portfolio securities for which they have investment responsibility. The proxy voting procedures are incorporated herein by reference to the Fund’s most recently filed Form N-CSR. See “Incorporation By Reference” in the Prospectus. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling 800-422-3554, or on the Registrant’s website at http://www.cohenandsteers.com, and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Fund and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Advisor, Rule 204A-1 under the Investment Advisers Act of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Fund’s securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board and could result in severe penalties. The codes of ethics are available on the EDGAR Database on the SEC’s web site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

INCORPORATION BY REFERENCE

As noted in the Prospectus, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of the Prospectus, the SAI or the Prospectus Supplement, as applicable, and later information that we file with the SEC will automatically update and supersede this information.

25

Appendix A

CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR’S RATINGS SERVICES

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES FOR THE ADVISOR, CNS ASIA AND CNS UK

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.

•	Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock

•	(e.g., Cohen & St
•	eers may discount long-term views on a short-term holding).

Specific Guidelines

Board and Director Proposals

Election of Directors

Voting for Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:

Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

Whether the board, without shareholder approval, instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes1;

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

Whether the nominee has a material related party transaction or a material conflict of interest with the company;

Whether the nominee (or the entire board) has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

Material failures of governance, stewardship, or fiduciary responsibilities at the company;

Material failures of risk oversight including, but not limited to:

o	Bribery;

o	Large or serial fines from regulatory bodies;

o	Demonstrably poor risk oversight of environmental and social issues, including climate change;

o	Significant adverse legal judgments or settlements;

o	Hedging of company stock by employees or directors of a company; or

o	Significant pledging of company stock in the aggregate by officers or directors of a company;

Whether the board has oversight of material climate-related risks and opportunities including, but not limited to:

o

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

o	How the board identifies, measures and manages such risks; and

o	The board’s oversight of climate-related risk as a part of governance, strategy, risk management, and metrics and targets;

Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company; and

In the case of a nominee that is the chair of the nominating committee (or other directors on a case-by-case basis), whether the company’s board lacks diversity including, but not limited to, diversity of gender, ethnicity, race and background.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

Board Composition

Cohen and Steers believes an effective board should reflect a range of skills, experience, tenure and industry experience, as well as diversity across gender, ethnicity, race and background. Cohen and Steers believes such factors are beneficial to the decision-making process by fostering diverse perspectives and can enhance long-term profitability. Accordingly, Cohen and Steers encourages companies to continue to evolve diversity and inclusion practices. Cohen and Steers may vote against the chair of the nominating committee (or other directors on a case-by-case basis) if we determine that a lack of diversity on the post-election board represents a business risk or is inconsistent with applicable market norms or listing requirements.

Non-Disclosure of Board Nominees

Cohen & Steers generally votes against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, Cohen & Steers may vote for the nominees even if nominee names are not disclosed.

Majority Vote Requirement for Directors (SP)2

Cohen & Steers generally votes for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.

Separation of Chairman and CEO (SP)

Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. However, Cohen & Steers does recognize that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

Independent Chairman (SP)

Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director taking into account the company’s current board leadership and governance structure, company performance, and any other factors that may be relevant.

Lead Independent Director (SP)

In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers votes for the appointment of a lead independent director.

Board Independence (SP)

Cohen & Steers believes that boards should have a majority of independent directors. Therefore, Cohen & Steers vote for proposals that require the board to be comprised of a majority of independent directors.

In general, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict and has not been employed by the company in an executive capacity.

Board Size (SP)

Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

Classified Boards (SP)

Cohen & Steers generally votes in favor of proposals to declassify boards of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.

Tiered Boards (non-U.S.)

Cohen & Steers votes in favor of unitary boards as opposed to tiered board structures. Cohen & Steers believes that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Independent Committees (SP)

Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Adoption of a Board with Audit Committee Structure (JAPAN)

[2]	“SP” refers to a shareholder proposal.

Cohen & Steers votes for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.

Non-Disclosure of Board Compensation

Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. Cohen & Steers also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Directors’ Liability (non-U.S.)

These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

Cohen & Steers will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or

•	Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.

Directors’ Contracts (non-U.S.)

Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, Cohen & Steers votes these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

Cohen & Steers generally votes against in circumstances where there are an unacceptable number of problematic pay practices including:

•	Poor linkage between executive pay and company performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group; and

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure of Executive and Director Pay (SP). Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result in a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Non-Executive Director Remuneration (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. Cohen & Steers believes that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.

Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN). Cohen & Steers generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (“SVT”) in relation to peers, considering:

SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

Automatic single-trigger award vesting upon a CIC;

Discretionary vesting authority;

Liberal share recycling on various award types; and

Minimum vesting period for grants made under the plan.

Grant Practices:

The company’s three year burn rate relative to its industry/market cap peers;

Vesting requirements for most recent CEO equity grants (3-year look-back);

The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

Whether the company maintains a claw-back policy; and

Whether the company has established post exercise/vesting shareholding requirements.

Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan, overall is not, in the interests of shareholders, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Equity Compensation Plans (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.

Long-Term Incentive Plans (non-U.S.). A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

Cohen & Steers evaluates these proposals on a case-by-case basis. Cohen & Steers generally votes in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. Cohen & Steers would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. Cohen & Steers will also vote against proposals that lack sufficient disclosure.

Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including the cost of the proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Pension Arrangements (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Stock Ownership Requirements (SP). Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods (SP). Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation (SP). Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-Emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking into account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Cohen & Steers votes against the adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following:

Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in control: will the transaction result in a change in control of the company?

Bankruptcy: generally approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements (SP). Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. Cohen & Steers reviews proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.

Shareholder Rights Plans (JAPAN). Cohen & Steers reviews proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes (SP). Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.

Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of the assets, and the compensation plan for executives managing the liquidation.

Issuance of Debt (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers generally votes in favor of proposals that will enhance a company’s long-term prospects. Cohen & Steers votes against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

Ratification of Auditors

Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set by local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive pricing; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Annual Accounts and Reports (non-U.S.)

Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards board (IASB).

Cohen & Steers generally approves proposals relating to the adoption of annual accounts provided that:

•	The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	The report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);

•	A conclusive response is given to all queries from shareholders; and

•	Other concerns about corporate governance have not been identified.

Appointment of Internal Statutory Auditor (JAPAN)

Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, Cohen & Steers considers the nominee affiliated and will withhold support.

Shareholder Access and Voting Proposals

Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses (SP). In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Shareholder Ability to Call Special Meetings (SP). Cohen & Steers votes on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent (SP). Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.

Cumulative Voting (SP). Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for director elections and a de-classified board.

Supermajority Vote Requirements (SP). Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.

Confidential Voting. Cohen & Steers votes for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.

Date/Location of Meeting (SP). Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes Are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents (SP). Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social Proposals

Cohen & Steers believes that well-managed companies should be identifying, evaluating and assessing environmental and social issues and, where material to its business, managing exposure to environmental and social risks related to these issues. When considering management or shareholder proposals relating to these issues, because of the diverse nature of environmental and social proposals, Cohen & Steers evaluates these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals include, but are not limited to:

•

The current level of publicly available disclosure from the company or other publicly available sources, including if the company already discloses similar information through existing reports or policies;

•	Whether implementation of a proposal is likely to enhance or protect shareholder value;

•	Whether a proposal can be implemented at a reasonable cost;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of material environmental issues impacting the company and, where material to its business, how the company is managing exposure to environmental risks related to these issues, taking into consideration the following factors:

•	The general factors listed above; and

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation.

In particular in relation to climate-related risk and opportunities material to its business, we expect companies to help their investors understand how they may be impacted by such risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. The principles guiding our evaluation of these proposals are:

•	The general factors listed above;

•

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the company identifies, measures and manages such risks; and

•	The company’s approach to climate-related risk as part of governance, strategy, risk management, and metrics and targets.

Social Proposals (SP). Cohen & Steers acknowledges that social considerations can pose significant risks and opportunities. There, Cohen & Steers general votes in favor of proposals requesting a company disclose information that will aid in the determination of material social issues impacting the company and, where material to its business, how the company is managing exposure to social risks related to these issues.

Cohen & Steers believes board and workforce diversity are beneficial to the decision-making process by fostering diverse perspectives and can enhance long-term profitability. Therefore, Cohen & Steers generally votes in favor of proposals that seek to increase board and workforce diversity including, but not limited to, diversity of gender, ethnicity, race and background, where Cohen and Steers considers such proposals as aligned with the long-term best interests of shareholders and applicable market norms or listing requirements. Cohen & Steers votes all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against such proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.

PART C – OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements

Part A

The audited financial statements included in the annual report to the Fund’s stockholders for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), together with the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference to the 2025 Annual Report in Part A.

The Financial Highlights included in the annual report to the Fund’s stockholders for the fiscal year ended December 31, 2020 (the “2020 Annual Report”), are incorporated by reference to the 2020 Annual Report in Part A.

Part B

None.

(2) Exhibits

(a)(1)	Registrant’s Articles of Incorporation (1)

(2)	Articles of Amendment, dated January 15, 2002 (2)

(3)	Articles of Merger, dated December 18, 2009 (3)

(b)	Amended & Restated Bylaws (8)

(c)	Not applicable

(d)(1)	Specimen Stock Certificate (2)

(2)	Form of Subscription Certificate for Common Shares **

(3)	Form of Notice of Guaranteed Delivery**

(e)	Dividend Reinvestment Plan (2)

(f)	Not applicable

(g)(1)	Form of Investment Management Agreement (2)

(2)	Form of Fee Waiver Agreement (2)

(h)	Form of Dealer Manager Agreement **

(i)	Not applicable

(j)(1)	Form of Master Custodian Agreement (2)

(2)	Custodian Agreement Side Letter (6)

(k)(1)(a)	Form of Transfer Agency and Service Agreement (4)

(b)	First Amendment to the Transfer Agency and Service Agreement (6)

(c)	Second Amendment to the Transfer Agency and Service Agreement (6)

(d)	Third Amendment to the Transfer Agency and Service Agreement (6)

(2)	Form of Amended and Restated Administration Agreement between the Registrant and the Advisor (6)

(3)	Form of Administration Agreement between the Fund and State Street Bank and Trust Company (2)

(4)	Form of Subscription Agent Agreement**

(5)	Form of Information Agent Agreement**

(6)	Rule 12d1-4 Unit Investment Trust of Closed-End Funds Investment Agreement Between the Registrant and FT Series, Dated January 20, 2022.(7)

(7)	Rule 12d1-4 Unit Investment Trust of Closed-End Funds Investment Agreement Between the Registrant and First Trust CEF Income Opportunity ETF, Dated January 21, 2022.(7)

(l)	Opinion and Consent of Venable LLP *

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm *

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Code of Ethics of the Registrant and the Advisor(5)

(s)	Calculation of Filing Fee Tables*

(t)	Powers of Attorney*

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-160355), filed June 30, 2009.
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-68150), filed January 23, 2002.
(3)	Incorporated by reference to the Registrant’s Semi-Annual Report on Form N-SAR, filed March 1, 2010.
(4)	Incorporated by reference to the Cohen & Steers Total Return Realty Fund, Inc.’s Registration Statement on Form N-14 filed December 27, 2013.
(5)	Incorporated by reference to the Cohen & Steers Preferred Securities and Income Fund, Inc.’s Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed April 29, 2026.
(6)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed January 17, 2020.
(7)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, filed November 17, 2022.
(8)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed March 21, 2023.
*	Filed herewith.
**	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 70 of the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration and Filing Fees	$92,527
FINRA Fees	$101,000
New York Stock Exchange Fees	$237,000
Accounting Fees and Expenses	$53,000
Legal Fees and Expenses	$625,000
Printing/Mailing Expenses	$310,000
Miscellaneous	$150,000

Total	$1,568,527	*

* The Fund’s investment adviser expects to bear approximately $1,506,527 of these expenses.

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities as of May 29, 2026:

Class of Shares	Number of Record Holders
Common Shares	86

Item 30. Indemnification

The Maryland General Corporation law (“MGCL”) permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter includes a provision in Article NINTH eliminating the liability of its directors and officers to the maximum extent permitted by Maryland law.

It is the Registrant’s policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the MGCL as set forth in Article NINTH of the Registrant’s By-Laws. The liability of the charter, and Article XIII of the Registrant’s Bylaws. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment adviser (the “Advisor”), for any loss suffered by the Registrant or its stockholders is set forth in Section 4 of the Investment Management Agreement. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s administrator, for any loss suffered by the Registrant or its stockholders is set forth in Section 6 of the Administration Agreement.

Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

The Advisor, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Advisor filed with the SEC pursuant to the 1940 Act (Commission File No. 801-27721).

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Advisor at 1166 Avenue of the Americas, New York, New York 10036, in part at the offices of the Fund’s custodian and co-administrator, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, and in part at the offices of the Fund’s transfer agent, Computershare Trust Company, N.A., at 150 Royall Street Canton, MA 02021.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Registrant undertakes:

a.	to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b.

that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is subject to Rule 430B:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not Applicable.

5.

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

7.

Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 8th day of June, 2026.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/ JAMES GIALLANZA
JAMES GIALLANZA, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ JAMES GIALLANZA (JAMES GIALLANZA)	President and Chief Executive Officer (Principal Executive Officer)	June 8. 2026

/s/ ALBERT LASKAJ (ALBERT LASKAJ)	Chief Financial Officer (Principal Financial Officer)	June 8. 2026
* (JOSEPH M. HARVEY)	Chair and Director	June 8. 2026
* (ADAM M. DERECHIN)	Director	June 8. 2026
* (MICHAEL G. CLARK)	Director	June 8. 2026
* (GEORGE GROSSMAN)	Director	June 8. 2026
* (DEAN A. JUNKANS)	Director	June 8. 2026
* (GERALD J. MAGINNIS)	Director	June 8. 2026
* (JANE F. MAGPIONG)	Director	June 8. 2026
* (DAPHNE L. RICHARDS)	Director	June 8. 2026
* (RAMONA ROGERS-WINDSOR)	Director	June 8. 2026

/s/ Dana A. DeVivo Dana A. DeVivo ATTORNEY-IN-FACT		June 8. 2026

Index of Exhibits

(l)	Opinion and Consent of Venable LLP

(n)	Consent of Independent Registered Public Accounting Firm

(s)	Calculation of Filing Fee Tables

(t)	Powers of Attorney